                                                                    Exhibit 4.11
                                                                Senior Indenture

================================================================================

                       THE MERIDIAN RESOURCE CORPORATION,

                                    AS ISSUER

                                       AND

                               ____________________,

                                   AS TRUSTEE

                                    INDENTURE

                        DATED AS OF __________ __, 20___

                             SENIOR DEBT SECURITIES

================================================================================

                                                                Senior Indenture

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                                TABLE OF CONTENTS

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                                   ARTICLE ONE
             DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

Section 1.01. Definitions...............................................................................    1
Section 1.02. Compliance Certificates and Opinions......................................................    9
Section 1.03. Form of Documents Delivered to Trustee....................................................   10
Section 1.04. Notices, etc., to Trustee and Company.....................................................   10
Section 1.05. Notice to Holders; Waiver.................................................................   11
Section 1.06. Conflict with Trust Indenture Act.........................................................   11
Section 1.07. Effect of Headings and Table of Contents..................................................   12
Section 1.08. Successors and Assigns....................................................................   12
Section 1.09. Separability Clause.......................................................................   12
Section 1.10. Benefits of Indenture.....................................................................   12
Section 1.11. Governing Law.............................................................................   12
Section 1.12. Legal Holidays............................................................................   12
Section 1.13. No Security Interest Created..............................................................   12
Section 1.14. Liability Solely Corporate................................................................   13
Section 1.15. Indenture May be Executed in Counterparts.................................................   13

                                   ARTICLE TWO
                               DEBT SECURITY FORMS

Section 2.01. Forms Generally...........................................................................   13
Section 2.02. Form of Trustee's Certificate of Authentication...........................................   14
Section 2.03. Securities in Global Form.................................................................   14

                                  ARTICLE THREE
                               THE DEBT SECURITIES

Section 3.01. Amount Unlimited; Issuable in Series......................................................   14
Section 3.02. Denominations.............................................................................   18
Section 3.03. Execution, Authentication, Delivery and Dating............................................   18
Section 3.04. Temporary Debt Securities; Global Notes Representing Registered Securities................   20
Section 3.05. Registration; Registration of Transfer and Exchange.......................................   22
Section 3.06. Mutilated, Destroyed, Lost and Stolen Debt Securities.....................................   23
Section 3.07. Payment of Interest; Interest Rights Preserved............................................   24
Section 3.08. Cancellation..............................................................................   25
Section 3.09. Computation of Interest...................................................................   26
Section 3.10. Currency of Payments in Respect of Debt Securities........................................   26
Section 3.11. Judgments.................................................................................   29
Section 3.12. Exchange Upon Default.....................................................................   29
Section 3.13. CUSIP and ISN Numbers.....................................................................   29

                                  ARTICLE FOUR
                           SATISFACTION AND DISCHARGE

Section 4.01. Satisfaction and Discharge of Indenture...................................................   30
Section 4.02. Application of Trust Money................................................................   31

                                        i                       Senior Indenture
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                                  ARTICLE FIVE
                                    REMEDIES

Section 5.01. Events of Default.........................................................................   31
Section 5.02. Acceleration of Maturity; Rescission and Annulment........................................   32
Section 5.03. Collection of Indebtedness and Suits for Enforcement by Trustee...........................   33
Section 5.04. Trustee May File Proofs of Claim..........................................................   34
Section 5.05. Trustee May Enforce Claims Without Possession of Debt Securities..........................   35
Section 5.06. Application of Money Collected............................................................   35
Section 5.07. Limitation on Suits.......................................................................   35
Section 5.08. Unconditional Right of Holders to Receive Principal, Premium and Interest.................   36
Section 5.09. Restoration of Rights and Remedies........................................................   36
Section 5.10. Rights and Remedies Cumulative............................................................   36
Section 5.11. Delay or Omission Not Waiver..............................................................   37
Section 5.12. Control by Holders........................................................................   37
Section 5.13. Waiver of Past Defaults...................................................................   37
Section 5.14. Undertaking for Costs.....................................................................   38
Section 5.15. Waiver of Stay or Extension Laws..........................................................   38

                                   ARTICLE SIX
                                   THE TRUSTEE

Section 6.01. Certain Duties and Responsibilities.......................................................   38
Section 6.02. Notice of Defaults........................................................................   39
Section 6.03. Certain Rights of Trustee.................................................................   40
Section 6.04. Not Responsible for Recitals or Issuance of Debt Securities...............................   41
Section 6.05. May Hold Debt Securities..................................................................   41
Section 6.06. Money Held in Trust.......................................................................   41
Section 6.07. Compensation and Reimbursement............................................................   41
Section 6.08. Disqualification; Conflicting Interests...................................................   42
Section 6.09. Corporate Trustee Required; Eligibility...................................................   47
Section 6.10. Resignation and Removal; Appointment of Successor.........................................   47
Section 6.11. Acceptance of Appointment by Successor....................................................   48
Section 6.12. Merger, Conversion, Consolidation or Succession to Business...............................   49
Section 6.13. Preferential Collection of Claims Against Company.........................................   50
Section 6.14. Appointment of Authenticating Agent.......................................................   53

                                  ARTICLE SEVEN
                HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

Section 7.01. Company to Furnish Trustee Names and Addresses of Holders.................................   54
Section 7.02. Preservation of Information; Communication to Holders.....................................   55
Section 7.03. Reports by Trustee........................................................................   56
Section 7.04. Reports by Company........................................................................   57

                                  ARTICLE EIGHT
                             CONCERNING THE HOLDERS

Section 8.01. Acts of Holders...........................................................................   58
Section 8.02. Proof of Ownership; Proof of Execution of Instruments by Holder...........................   59
Section 8.03. Persons Deemed Owners.....................................................................   59
Section 8.04. Revocation of Consents; Future Holders Bound..............................................   59

                                  ARTICLE NINE
                                HOLDERS' MEETINGS

Section 9.01. Purposes of Meetings......................................................................   59
Section 9.02. Call of Meetings by Trustee...............................................................   60
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                                       ii                       Senior Indenture
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Section 9.03. Call of Meetings by Company or Holders....................................................   60
Section 9.04. Qualifications for Voting.................................................................   60
Section 9.05. Regulations...............................................................................   61
Section 9.06. Voting....................................................................................   61
Section 9.07. No Delay of Rights by Meeting.............................................................   62

                                   ARTICLE TEN
              CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

Section 10.01. Company May Consolidate, etc., Only on Certain Terms.....................................   62
Section 10.02. Successor Corporation Substituted........................................................   62

                                 ARTICLE ELEVEN
                             SUPPLEMENTAL INDENTURES

Section 11.01. Supplemental Indentures Without Consent of Holders.......................................   63
Section 11.02. Supplemental Indentures With Consent of Holders..........................................   64
Section 11.03. Execution of Supplemental Indentures.....................................................   65
Section 11.04. Effect of Supplemental Indentures........................................................   65
Section 11.05. Conformity with Trust Indenture Act......................................................   65
Section 11.06. Reference in Debt Securities to Supplemental Indentures..................................   65
Section 11.07. Notice of Supplemental Indenture.........................................................   65

                                 ARTICLE TWELVE
                                    COVENANTS

Section 12.01. Payment of Principal, Premium and Interest...............................................   66
Section 12.02. Officer's Certificate as to Default......................................................   66
Section 12.03. Maintenance of Office or Agency..........................................................   66
Section 12.04. Money for Debt Securities; Payments To Be Held in Trust..................................   67
Section 12.05. Corporate Existence......................................................................   68
Section 12.06. Waiver of Certain Covenants..............................................................   68

                                ARTICLE THIRTEEN
                          REDEMPTION OF DEBT SECURITIES

Section 13.01. Applicability of Article.................................................................   68
Section 13.02. Election to Redeem; Notice to Trustee....................................................   68
Section 13.03. Selection by Trustee of Debt Securities to Be Redeemed...................................   69
Section 13.04. Notice of Redemption.....................................................................   69
Section 13.05. Deposit of Redemption Price..............................................................   70
Section 13.06. Debt Securities Payable on Redemption Date...............................................   70
Section 13.07. Debt Securities Redeemed in Part.........................................................   70

                                ARTICLE FOURTEEN
                                  SINKING FUNDS

Section 14.01. Applicability of Article.................................................................   71
Section 14.02. Satisfaction of Mandatory Sinking Fund Payments with Debt Securities.....................   71
Section 14.03. Redemption of Debt Securities for Sinking Fund...........................................   71

                                 ARTICLE FIFTEEN
                                   DEFEASANCE

Section 15.01. Applicability of Article.................................................................   73
Section 15.02. Defeasance Upon Deposit of Moneys or U.S. Government Obligations.........................   73
Section 15.03. Deposited Moneys and U.S. Government, Obligations to Be Held in Trust....................   75
Section 15.04. Repayment to Company.....................................................................   75
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                                       iii                      Senior Indenture
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                                 ARTICLE SIXTEEN
                                   CONVERSION

Section 16.01. Applicability; Conversion Privilege......................................................   75
Section 16.02. Conversion Procedure; Conversion Price; Fractional Shares................................   76
Section 16.03. Adjustment of Conversion Price for Common Stock..........................................   77
Section 16.04. Consolidation or Merger of the Company...................................................   79
Section 16.05. Notice of Adjustment.....................................................................   80
Section 16.06. Notice in Certain Events.................................................................   80
Section 16.07. Company to Reserve Stock; Registration; Listing..........................................   81
Section 16.08. Taxes on Conversion......................................................................   81
Section 16.09. Conversion After Record Date.............................................................   82
Section 16.10. Company Determination Final..............................................................   82
Section 16.11. Trustee's Disclaimer.....................................................................   82

                                ARTICLE SEVENTEEN
                                    GUARANTEE

Section 17.01. Applicability of Article; Unconditional Guarantee........................................   82
Section 17.02. Execution and Delivery of Guarantee......................................................   84
Section 17.03. Limitation on Subsidiary Guarantors' Liability...........................................   85
Section 17.04. Release of Subsidiary Guarantors from Guarantee..........................................   85
Section 17.05. Subsidiary Guarantor Contribution........................................................   85
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                                       iv                       Senior Indenture


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Reconciliation and tie between Trust Indenture Act of 1939 and Indenture, dated as of _____________ __, 20___.

Trust Indenture Act Section                                                Indenture Section
---------------------------                                                -----------------
Sec. 310 (a)(1)........................................................    6.09
         (a)(2)........................................................    6.09
         (a)(3)........................................................    Not Applicable
         (a)(4)........................................................    Not Applicable
         (a)(5)........................................................    6.09
         (b)...........................................................    6.08, 6.10
         (c)...........................................................    Not Applicable
Sec. 311 (a)...........................................................    6.13(a)
         (b)...........................................................    6.13(b)
         (c)...........................................................    Not Applicable
Sec. 312 (a)...........................................................    7.01, 7.02(a)
         (b)...........................................................    7.02(b)
         (c)...........................................................    7.02(c)
Sec. 313 (a)...........................................................    7.03(a)
         (b)...........................................................    7.03(b)
         (c)...........................................................    7.03(a),
                                                                           7.03(c)
         (d)...........................................................    7.03(d)
Sec. 314 (a)...........................................................    7.04, 12.02
         (b)...........................................................    Not Applicable
         (c)(1)........................................................    1.02
         (c)(2)........................................................    1.02
         (c)(3)........................................................    Not Applicable
         (d)...........................................................    Not Applicable
         (e)...........................................................    1.02
Sec. 315 (a)...........................................................    6.01(a),
                                                                           6.01(c)
         (b)...........................................................    6.02,
                                                                           7.03(a)(7)
         (c)...........................................................    6.01(b)
         (d)...........................................................    6.01(c)
         (d)(1)........................................................    6.01(a)
         (d)(2)........................................................    6.01(c)(2)
         (d)(3)........................................................    6.01(c)(3)
         (e)...........................................................    5.14
Sec. 316 (a)(1)(A).....................................................    5.02, 5.12
         (a)(1)(B).....................................................    5.13
         (a)(2)........................................................    Not Applicable
         (b)...........................................................    5.08
         (c)...........................................................    Not Applicable
Sec. 317 (a)(1)........................................................    5.03
         (a)(2)........................................................    5.04
         (b)...........................................................    12.04
Sec. 318 ..............................................................    1.06

-----------------

Note: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.

                                                                Senior Indenture

            INDENTURE dated as of _______ __, 20___ between THE MERIDIAN RESOURCE CORPORATION, a Texas corporation (hereinafter called the "COMPANY"), having its principal executive office at 1401 Enclave Parkway, Suite 300, Houston, Texas 77077 and _____________ (hereinafter called the "TRUSTEE"), having its Corporate Trust Office at ____________________________.

                             RECITALS OF THE COMPANY

            The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its debentures, notes, bonds or other evidences of indebtedness (herein generally called the "DEBT SECURITIES"), to be issued in one or more series, as in this Indenture provided.

            All things necessary have been done to make this Indenture a valid agreement of the Company, in accordance with its terms.

                   NOW, THEREFORE, THIS INDENTURE WITNESSETH:

            For and in consideration of the premises and the purchase of Debt Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of Debt Securities or of Debt Securities of any series, as follows:

                                   ARTICLE ONE
             DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

      SECTION 1.01      DEFINITIONS.

            For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

            (1) the terms defined in this Article have the meanings assigned to them in this Article, and include the plural as well as the singular;

            (2) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

            (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles or as provided with respect to any series of Debt Securities, and, except as otherwise herein provided or as provided with respect to any series of Debt Securities, the term "GENERALLY ACCEPTED ACCOUNTING PRINCIPLES" or "GAAP" with respect to any computation required or permitted hereunder with respect to any series of Debt Securities, shall mean such as set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as have been approved by a significant segment of the accounting profession of the United States which are in effect as of the issuance date of such series of Debt Securities;

            (4) the words "HEREIN," "HEREOF" and "HEREUNDER" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision;

                                                                Senior Indenture

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            (5)   "OR" is not exclusive;

            (6) "INCLUDING" (in all of its forms) means including without limitation; and

            (7) any references to an Article or Section refers to an Article or a Section, respectively, of this Indenture

Certain terms, used principally in Article Three, Article Six or Article Seventeen, are defined in those respective Articles.

            "ACT" when used with respect to any Holder, has the meaning specified in Section 8.01.

            "AFFILIATE" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" (including, with correlative meanings, the terms "controlling," "controlled by" and "under common control with") as used with respect to any Person means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise.

            "AUTHENTICATING AGENT" has the meaning specified in Section 6.14.

            "BOARD OF DIRECTORS" means either the board of directors of the Company, or any committee of that board duly authorized to act hereunder or any director or directors and/or officer or officers of the Company to whom that board or committee shall have delegated its authority.

            "BOARD RESOLUTION" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

            "BUSINESS DAY" when used with respect to any Place of Payment or any other particular location referred to in this Indenture or in the Debt Securities means any day which is not a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies in that Place of Payment or other location are authorized or obligated by law to close, except as otherwise specified pursuant to Section 3.01.

            "CAPITAL STOCK" means: (i) in the case of a corporation, corporate stock (however designated); (ii) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of corporate stock; (iii) in the case of a partnership or limited liability company, partnership or membership interests (whether general or limited); and (iv) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person.

            "CLOSING PRICE" of the Common Stock shall mean the last reported sale price of such stock (regular way) as shown on the Composite Tape of the New York Stock Exchange (or, if such stock is not listed or admitted to trading on the New York Stock

                                        2                       Senior Indenture

      Exchange, on the principal national securities exchange on which such stock is listed or admitted to trading), or, in case no such sale takes place on such day, the average of the closing bid and asked prices on the New York Stock Exchange (or, if such stock is not listed or admitted to trading on the New York Stock Exchange, on the principal national securities exchange on which such stock is listed or admitted to trading), or, if it is not listed or admitted to trading on any national securities exchange, the average of the closing bid and asked prices as reported by the National Association of Securities Dealers Automated Quotation System (NASDAQ), or if such stock is not so reported, the average of the closing bid and asked prices as furnished by any member of the National Association of Securities Dealers, Inc., selected from time to time by the Company for that purpose.

            "CODE" means the Internal Revenue Code of 1986, as amended.

            "COMMISSION" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties on such date.

            "COMMON STOCK" shall mean the Common Stock, par value $.01 per share, of the Company authorized at the date of this Indenture as originally signed, or any other class of stock resulting from successive changes or reclassifications of such Common Stock, and in any such case including any shares thereof authorized after the date of this Indenture.

            "COMPANY" means the Person named as the "Company" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Person.

            "COMPANY ORDER" and "COMPANY REQUEST" mean, respectively, a written request or order signed in the name of the Company by the Chairman of the Board of Directors, the Chief Executive Officer, the President, the Chief Financial Officer or a Vice President and by the Treasurer, an Assistant Treasurer, the Controller, an Assistant Controller, the Secretary or an Assistant Secretary of the Company, and delivered to the Trustee.

            "COMPONENT CURRENCY" has the meaning specified in Section 3.10(h).

            "CONVERSION AGENT" means any Person authorized by the Company to receive Debt Securities to be converted into Common Stock on behalf of the Company. The Company initially authorizes the Trustee to act as Conversion Agent for the Debt Securities on its behalf. The Company may at any time from time to time authorize one or more Persons to act as Conversion Agent in addition to or in place of the Trustee with respect to any series of Debt Securities issued under this Indenture.

            "CONVERSION DATE" has the meaning specified in Section 3.10(d).

            "CONVERSION EVENT" means the cessation of (i) a Foreign Currency to be used both by the government of the country which issued such Currency and for the settlement

                                       3                        Senior Indenture
      of transactions by public institutions of or within the international banking community or (ii) any Currency unit to be used for the purposes for which it was established.

            "CONVERSION PRICE" means, with respect to any series of Debt Securities which are convertible into Common Stock, the price per share of Common Stock at which the Debt Securities of such series are so convertible pursuant to Section 3.01 with respect to such series, as the same may be adjusted from time to time in accordance with Section 16.03.

            "CORPORATE TRUST OFFICE" means the principal corporate trust office of the Trustee at which at any particular time its corporate trust business shall be administered, which office at the date of execution of this instrument is located at _____________________.

            "CURRENCY" means Dollars or Foreign Currency.

            "CURRENCY DETERMINATION AGENT" means the agent, if any, from time to time selected by the Trustee for purposes of Section 3.10; provided that such agent shall accept such appointment in writing and the terms of such appointment shall be acceptable to the Company and shall, in the opinion of the Company and the Trustee at the time of such appointment, require such agent to make the determinations required by this Indenture by a method consistent with the method provided in this Indenture for the making of such decision or determination.

            "CURRENT MARKET PRICE" on any date shall mean the average of the daily Closing Prices per share of Common Stock for any thirty (30) consecutive Trading Days selected by the Company prior to the date in question, which thirty (30) consecutive Trading Day period shall not commence more than forty-five (45) Trading Days prior to the day in question; provided that with respect to Section 16.03(3), the "Current Market Price" of the Common Stock shall mean the average of the daily Closing Prices per share of Common Stock for the five (5) consecutive Trading Days ending on the date of the distribution referred to in Section 16.03(3) (or if such date shall not be a Trading Day, on the Trading Day immediately preceding such date).

            "DEBT SECURITIES" has the meaning stated in the first recital of this Indenture and more particularly means any Debt Securities (including any Global Notes) authenticated and delivered under this Indenture.

            "DEFAULTED INTEREST" has the meaning specified in Section 3.07(b).

            "DEPOSITARY" means, with respect to the Debt Securities of any series issuable or issued in the form of one or more Global Notes, the Person designated as Depositary by the Company pursuant to Section 3.01 until a successor Depositary shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Depositary" shall mean or include each Person who is then a Depositary hereunder, and if at any time there is more than one such Person, "Depositary" as used with respect to the Debt Securities of any such series shall mean the Depositary with respect to the Global Notes of that series.

            "DISCHARGED" has the meaning specified in Section 15.02.

                                       4                        Senior Indenture

            "DISCOUNT SECURITY" means any Debt Security which is issued with "original issue discount" within the meaning of Section 1273(a) of the Code (or any successor provision) and the regulations thereunder.

            "DOLLAR" or "$" means a dollar or other equivalent unit in such coin or currency of the United States as at the time of payment is legal tender for the payment of public and private debts.

            "DOLLAR EQUIVALENT OF THE CURRENCY UNIT" has the meaning specified in Section 3.10(g).

            "DOLLAR EQUIVALENT OF THE FOREIGN CURRENCY" has the meaning specified in Section 3.10(f).

            "ELECTION DATE" has the meaning specified in Section 3.10(h).

            "EVENT OF DEFAULT" has the meaning specified in Section 5.01.

            "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

            "EXCHANGE RATE OFFICER'S CERTIFICATE" means a telex or a certificate setting forth (i) the applicable Market Exchange Rate and (ii) the Dollar, Foreign Currency or Currency unit amounts of principal, premium, if any, and any interest respectively (on an aggregate basis and on the basis of a Debt Security having the lowest denomination principal amount determined in accordance with Section 3.02 in the relevant Currency or Currency unit), payable on the basis of such Market Exchange Rate sent (in the case of a telex) or signed (in the case of a certificate) by the Treasurer or any Assistant Treasurer of the Company.

            "FIXED RATE SECURITY" means a Debt Security which provides for the payment of interest at a fixed rate.

            "FLOATING RATE SECURITY" means a Debt Security which provides for the payment of interest at a variable rate determined periodically by reference to an interest rate index or any other index specified pursuant to Section 3.01.

            "FOREIGN CURRENCY" means any coin, currency, currency unit or composite currency, including, without limitation, the euro, issued by the government of one or more countries other than the United States, or by any internationally recognized union, confederation or association of such governments.

            "GLOBAL NOTE" means with respect to any series of Debt Securities issued hereunder, a Debt Security (in either temporary or permanent form) which is executed by the Company and authenticated and delivered by the Trustee to the Depositary or pursuant to the Depositary's instruction, all in accordance with this Indenture and any indentures supplemental hereto, or Board Resolution and set forth in an Officer's Certificate, which shall be registered in the name of the Depositary or its nominee and which shall represent, and shall be denominated in an amount equal to the aggregate principal amount of, all the Outstanding Debt Securities of such series or any portion thereof, in either case having the same terms, including, without limitation, the same

                                       5                        Senior Indenture
      original issue date, date or dates on which principal is due and interest rate or method of determining interest.

            "HOLDER," "HOLDER OF DEBT SECURITIES" or other similar terms means, with respect to a Debt Security, the Registered Holder.

            "INDENTURE" means this instrument as originally executed, or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof and, unless the context otherwise requires, shall include the terms of a particular series of Debt Securities as established pursuant to
      Section 3.01.

            The term "INTEREST," when used with respect to a Discount Security which by its terms bears interest only on a certain date, means interest payable after such date.

            "INTEREST PAYMENT DATE" with respect to any Debt Security means the Stated Maturity of an installment of interest on such Debt Security.

            "MARKET EXCHANGE RATE" means the noon Dollar buying rate in The City of New York for cable transfers of such currency or currencies as published by the Federal Reserve Bank of New York as of the most recent available date. If such Market Exchange Rate is not available for any reason with respect to such currency, the Trustee shall use, in its sole discretion and without liability on its part, such quotation of the Federal Reserve Bank of New York or, quotations from one or more major banks in The City of New York or in the country of issue of the currency in question, which for purposes of the euro shall be any member state of the European Union that has adopted the euro, as the Trustee shall deem appropriate.

            "MATURITY" when used with respect to any Debt Security means the date on which the principal of such Debt Security or an installment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption, repayment or repurchase at the option of the Holder thereof or otherwise.

            "OFFICERS' CERTIFICATE" means a certificate signed by the Chairman of the Board of Directors, the Chief Executive Officer, the President, the Chief Financial Officer or a Vice President, and by the Treasurer, an Assistant Treasurer, the Controller, an Assistant Controller, the Secretary or an Assistant Secretary of the Company, and delivered to the Trustee.

            "OPINION OF COUNSEL" means a written opinion of counsel, who may be counsel to the Company (including an employee of the Company) and who shall be satisfactory to the Trustee, which is delivered to the Trustee.

            "OUTSTANDING" when used with respect to any series of Debt Securities, means, as of the date of determination, all Debt Securities of that series theretofore authenticated and delivered under this Indenture, except:

            (i) Debt Securities of that series theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

                                       6                        Senior Indenture

            (ii) Debt Securities of that series for whose redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Debt Securities; provided, however, that if such Debt Securities are to be redeemed notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made and the date for such redemption has passed; and

            (iii) Debt Securities of that series which have been paid pursuant to Section 3.06 or in exchange for or in lieu of which other Debt Securities have been authenticated and delivered pursuant to this Indenture, other than any such Debt Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Debt Securities are held by a bona fide purchaser in whose hands such Debt Securities are valid obligations of the Company;

      provided, however, that in determining whether the Holders of the requisite principal amount of Outstanding Debt Securities of any series have performed any Act hereunder, Debt Securities owned by the Company or any other obligor upon the Debt Securities or any Subsidiary of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding (provided, that in connection with any offer by the Company or any obligor to purchase Debt Securities, Debt Securities rendered by a Holder shall be Outstanding until the date of purchase), except that, in determining whether the Trustee shall be protected in relying upon any such Act, only Debt Securities which the Trustee knows to be so owned shall be so disregarded. Debt Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right to act with respect to such Debt Securities and that the pledgee is not the Company or any other obligor upon the Debt Securities or any Subsidiary of the Company or of such other obligor. In determining whether the Holders of the requisite principal amount of Outstanding Debt Securities have performed any Act hereunder, the principal amount of a Discount Security that shall be deemed to be Outstanding for such purpose shall be the amount of the principal thereof that would be due and payable as of the date of such determination upon a declaration of acceleration of the Maturity thereof pursuant to Section 5.02 and the principal amount of a Debt Security denominated in a Foreign Currency that shall be deemed to be Outstanding for such purpose shall be the amount calculated pursuant to Section 3.10(j).

            "OVERDUE RATE" when used with respect to any series of the Debt Securities, means the rate designated as such in or pursuant to the Board Resolution or the supplemental indenture, as the case may be, relating to such series as contemplated by Section 3.01.

            "PAYING AGENT" means any Person authorized by the Company to pay the principal of (and premium, if any) or interest on any Debt Securities on behalf of the Company.

            "PERSON" means any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, estate, unincorporated organization or government or any agency or political subdivision thereof or any other entity.

                                       7                       Senior Indenture

            "PLACE OF PAYMENT" when used with respect to the Debt Securities of any series means the place or places where the principal of (and premium, if any) and interest on the Debt Securities of that series are payable as specified pursuant to Section 3.01.

            "PREDECESSOR SECURITY" of any particular Debt Security means every previous Debt Security evidencing all or a portion of the same debt as that evidenced by such particular Debt Security; and, for the purposes of this definition, any Debt Security authenticated and delivered under
      Section 3.06 in lieu of a mutilated, lost, destroyed or stolen Debt Security shall be deemed to evidence the same debt as the mutilated, lost, destroyed or stolen Debt Security.

            "REDEMPTION DATE" when used with respect to any Debt Security to be redeemed, means the date fixed for redemption by or pursuant to this Indenture, including pursuant to the Board Resolution or supplemental indenture relating to such Debt Security as contemplated by Section 3.01.

            "REDEMPTION PRICE" means, in the case of a Discount Security, the amount of the principal thereof that would be due and payable as of the Redemption Date upon a declaration of acceleration of the Maturity thereof pursuant to Section 5.02, and in the case of any other Debt Security, the principal amount thereof, plus, in each case, premium, if any, and accrued and unpaid interest, if any, to the Redemption Date.

            "REGISTERED HOLDER" means the Person in whose name a Registered Security is registered in the Security Register.

            "REGISTERED SECURITY" means any Debt Security in the form established pursuant to Section 2.01 which is registered as to principal and interest in the Security Register.

            "REGULAR RECORD DATE" for the interest payable on the Registered Securities of any series on any Interest Payment Date means the date specified for the purpose pursuant to Section 3.01 for such Interest Payment Date.

            "RESPONSIBLE OFFICER" when used with respect to the Trustee means any vice president, the secretary, any assistant secretary or any assistant vice president or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

            "SECURITY REGISTER" and "SECURITY REGISTRAR" have the respective meanings specified in Section 3.05(a).

            "SPECIAL RECORD DATE" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 3.07.

            "SPECIFIED AMOUNT" has the meaning specified in Section 3.10(h).

            "STATED MATURITY" when used with respect to any Debt Security or any installment of principal thereof or premium thereon or interest thereon means the date specified in such Debt Security, as the date on which the principal of such Debt Security or such installment of principal, premium or interest is due and payable.

                                       8                        Senior Indenture

            "SUBSIDIARY" means, with respect to any Person, (i) any corporation, association, or other business entity (other than a partnership) of which more than 50% of the total voting power of shares of Capital Stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time of determination owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of that Person or a combination thereof and (ii) any partnership of which more than 50% of the partnership's capital accounts, distribution rights or general or limited partnership interests are owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of that Person or a combination thereof.

            "TRADING DAY" shall mean, with respect to the Common Stock, so long as the Common Stock is listed or admitted to trading on the New York Stock Exchange, a day on which the New York Stock Exchange is open for the transaction of business, or, if the Common Stock is not listed or admitted to trading on the New York Stock Exchange, a day on which the principal national securities exchange on which the Common Stock is listed is open for the transaction of business, or, if the Common Stock is not so listed or admitted for trading on any national securities exchange, a day on which NASDAQ is open for the transaction of business.

            "TRUSTEE" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include each Person who is then a Trustee hereunder, and if at any time there is more than one such Person, "Trustee" as used with respect to the Debt Securities of any series shall mean the Trustee with respect to Debt Securities of such series.

            "TRUST INDENTURE ACT" means the Trust Indenture Act of 1939 as amended and as in force at the date as of which this instrument was executed, and, to the extent required by law, as amended.

            "UNITED STATES" means the United States of America (including the States and the District of Columbia), and its possessions, which include Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa, Wake Island and the Northern Mariana Islands.

            "U.S. GOVERNMENT OBLIGATIONS" has the meaning specified in Section 15.02.

            "VALUATION DATE" has the meaning specified in Section 3.10(c).

            "VICE PRESIDENT" includes with respect to the Company and the Trustee, any Vice President of the Company or the Trustee, as the case may be, whether or not designated by a number or word or words added before or after the title "Vice President."

      SECTION 1.02.     COMPLIANCE CERTIFICATES AND OPINIONS.

            Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such

                                      9                         Senior Indenture
documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

            Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (other than certificates provided pursuant to Section 12.02) shall include:

            (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

            (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

            (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

            (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

      SECTION 1.03.     FORM OF DOCUMENTS DELIVERED TO TRUSTEE.

            In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

            Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

            Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

      SECTION 1.04.     NOTICES, ETC., TO TRUSTEE AND COMPANY.

            Any Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

                                       10                       Senior Indenture

            (1) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office, Attention: Corporate Trust Department, or

            (2) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid or airmail postage prepaid if sent from outside the United States, to the Company addressed to it at the address of its principal office specified in the first paragraph of this instrument, to the attention of its Treasurer, or at any other address previously furnished in writing to the Trustee by the Company.

            Any such Act or other document shall be in the English language, except that any published notice may be in an official language of the country of publication.

      SECTION 1.05.     NOTICE TO HOLDERS; WAIVER.

            When this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given to Registered Holders (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to such Registered Holders as their names and addresses appear in the Security Register, within the time prescribed; provided, however, that, in any case, any notice to Holders of Floating Rate Securities regarding the determination of a periodic rate of interest, if such notice is required pursuant to Section 3.01, shall be sufficiently given if given in the manner specified pursuant to Section 3.01.

            In the event of suspension of regular mail service or by reason of any other cause it shall be impracticable to give notice by mail, such notification as shall be given with the approval of the Trustee shall constitute sufficient notice for every purpose hereunder.

            Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance on such waiver. In any case where notice to Holders is given by mail, neither the failure to mail such notice nor any defect in any notice so mailed to any particular Holder shall affect the sufficiency of such notice with respect to other Holders, and any notice which is mailed in the manner herein provided shall be conclusively presumed to have been duly given. In any case where notice to Holders is given by publication, any defect in any notice so published as to any particular Holder shall not affect the sufficiency of such notice with respect to other Holders, and any notice which is published in the manner herein provided shall be conclusively presumed to have been duly given.

      SECTION 1.06.     CONFLICT WITH TRUST INDENTURE ACT.

            If any provision hereof limits, qualifies or conflicts with the duties imposed on any Person by the provisions of Sections 310 to 317, inclusive, of the Trust Indenture Act, such imposed duties shall control.

                                       11                       Senior Indenture

      SECTION 1.07.     EFFECT OF HEADINGS AND TABLE OF CONTENTS.

            The Article and Section headings herein and in the Table of Contents are for convenience only and shall not affect the construction hereof.

      SECTION 1.08.     SUCCESSORS AND ASSIGNS.

            All covenants and agreements in this Indenture by the parties hereto shall bind their respective successors and assigns and inure to the benefit of their permitted successors and assigns, whether so expressed or not.

      SECTION 1.09.     SEPARABILITY CLAUSE.

            In case any provision in this Indenture or in the Debt Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

      SECTION 1.10.     BENEFITS OF INDENTURE.

            Nothing in this Indenture or in the Debt Securities, express or implied, shall give to any Person, other than the parties hereto, any Security Registrar, any Paying Agent and their successors hereunder, and the Holders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

      SECTION 1.11.     GOVERNING LAW.

            This Indenture and the Debt Securities shall be governed by and construed in accordance with the laws of the State of New York.

      SECTION 1.12.     LEGAL HOLIDAYS.

            Unless otherwise specified pursuant to Section 3.01 or in any Debt Security, in any case where any Interest Payment Date, Redemption Date or Stated Maturity of any Debt Security of any series shall not be a Business Day at any Place of Payment for the Debt Securities of that series, then (notwithstanding any other provision of this Indenture or of the Debt Securities) payment of principal (and premium, if any) or interest need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date, Redemption Date or at the Stated Maturity, and no interest shall accrue on the amount so payable for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity, as the case may be, to such Business Day if such payment is made or duly provided for on such Business Day.

      SECTION 1.13.     NO SECURITY INTEREST CREATED.

            Nothing in this Indenture or in the Debt Securities, express or implied, shall be construed to constitute a security interest under the Uniform Commercial Code or similar legislation, as now or hereafter enacted and in effect in any jurisdiction where property of the Company or its Subsidiaries is or may be located.

                                       12                       Senior Indenture

      SECTION 1.14.     LIABILITY SOLELY CORPORATE.

            No recourse shall be had for the payment of the principal of (or premium, if any) or the interest on any Debt Securities, or any part thereof, or of the indebtedness represented thereby, or upon any obligation, covenant or agreement of this Indenture, against any incorporator, or against any stockholder, officer, director, member, manager or employee, as such, past, present or future, of the Company or of any other Person now or hereafter an obligor with respect to this Indenture or any Debt Securities (or any incorporator, stockholder, officer, director, member, manager or employee of any predecessor or successor corporation or other entity), either directly or through the Company or of any other Person now or hereafter an obligor with respect to this Indenture or any Debt Securities (or any such predecessor or successor corporation or other entity), whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly agreed and understood that this Indenture and all the Debt Securities are solely corporate obligations, and that no personal liability whatsoever shall attach to, or be incurred by, any such incorporator, stockholder, officer, director, member, manager or employee, past, present or future, of the Company or of any other Person now or hereafter an obligor with respect to this Indenture or any Debt Securities (or any incorporator, stockholder, officer, director, member, manager or employee of any such predecessor or successor corporation or other entity), either directly or indirectly through the Company or of any other Person now or hereafter an obligor with respect to this Indenture or any Debt Securities (or any such predecessor or successor corporation or other entity), because of the indebtedness hereby authorized or under or by reason of any of the obligations, covenants, promises or agreements contained in this Indenture or in any of the Debt Securities or to be implied herefrom or therefrom; and that any such personal liability is hereby expressly waived and released as a condition of, and as part of the consideration for, the execution of this Indenture and the issue of Debt Securities; provided, however, that nothing herein or in the Debt Securities contained shall be taken to prevent recourse to and the enforcement of the liability, if any, of any stockholder or subscriber to capital stock upon or in respect of the shares of capital stock not fully paid.

      SECTION 1.15.     INDENTURE MAY BE EXECUTED IN COUNTERPARTS

            This Indenture may be executed in any number of counterparts, each of which shall be an original; but such counterparts shall together constitute but one and the same instrument.

                                   ARTICLE TWO
                               DEBT SECURITY FORMS

      SECTION 2.01.     FORMS GENERALLY.

            The Debt Securities of each series shall be substantially in one of the forms (including global form) established in or pursuant to a Board Resolution or one or more indentures supplemental hereto, and shall have such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification or designation and such legends or endorsements placed thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Indenture, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any securities exchange on which any series of the Debt Securities may be listed, or to conform to usage, all as determined by the officers executing such Debt Securities as conclusively evidenced by their

                                       13                       Senior Indenture
execution of such Debt Securities. If the form of a series of Debt Securities (or any Global Note) is established in or pursuant to a Board Resolution, a copy of such Board Resolution shall be delivered to the Trustee, together with an Officers' Certificate setting forth the form of such series, at or prior to the delivery of the Company Order contemplated by Section 3.03 for the authentication and delivery of such Debt Securities (or any such Global Note).

            The definitive Debt Securities of each series shall be printed, lithographed or engraved or produced by any combination of these methods on steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Debt Securities, as conclusively evidenced by their execution of such Debt Securities.

      SECTION 2.02.     FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION.

            The form of the Trustee's certificate of authentication to be borne by the Debt Securities shall be substantially as follows:

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

            This is one of the series of Debt Securities issued under the within mentioned Indenture.

                                                ________________________________

                                                ________________________________

                                                By:_____________________________
                                                       Authorized Signatory

      SECTION 2.03.     SECURITIES IN GLOBAL FORM.

            If any Debt Security of a series is issuable in the form a Global Note, such Global Note may provide that it shall represent the aggregate amount of Outstanding Debt Securities from time to time endorsed thereon and may also provide that the aggregate amount of Outstanding Debt Securities represented thereby may from time to time be reduced to reflect exchanges. Any endorsement of a Global Note to reflect the amount, or any increase or decrease in the amount, of Outstanding Debt Securities represented thereby shall be made by the Trustee and in such manner as shall be specified in such Global Note. Any instructions by the Company with respect to a Global Note, after its initial issuance, shall be in writing but need not comply with Section 1.02.

            Global Notes may be issued in either temporary or permanent form. Permanent Global Notes will be issued in definitive form.

                                  ARTICLE THREE
                               THE DEBT SECURITIES

      SECTION 3.01.     AMOUNT UNLIMITED; ISSUABLE IN SERIES.

            The aggregate principal amount of Debt Securities which may be issued, executed, authenticated, delivered and outstanding under this Indenture is unlimited.

                                       14                       Senior Indenture

            The Debt Securities may be issued in one or more series. There shall be established, without the consent of any Holder, in or pursuant to a Board Resolution and (subject to Section 3.03) set forth in an Officers' Certificate, or established in one or more indentures supplemental hereto, prior to the issuance of Debt Securities of any series any or all of the following:

            (1) the form and title of the Debt Securities of the series (which shall distinguish the Debt Securities of such series from all other series of Debt Securities);

            (2) the aggregate principal amount of such series of Debt Securities and any limit on the aggregate principal amount of the Debt Securities of the series which may be authenticated and delivered under this Indenture (except for Debt Securities authenticated and delivered upon transfer of, or in exchange for, or in lieu of, other Debt Securities of such series pursuant to Sections 3.04, 3.05, 3.06, 11.06 or 13.07);

            (3) the percentage of the principal amount at which Debt Securities of such series will be issued and, if other than the principal amount thereof, the portion of the principal amount thereof payable upon declaration of acceleration of the maturity or upon redemption thereof or the method by which such portion shall be redeemable;

            (4) the date or dates on which or periods during which the Debt Securities of the series may be issued, and the date or dates or the method by which such date or dates will be determined, on which the principal of (and premium, if any, on) the Debt Securities of such series are or may be payable (which, if so provided in such Board Resolution or supplemental indenture, may be determined by the Company from time to time as set forth in the Debt Securities of the series issued from time to time);

            (5) the rate or rates (which may be variable or fixed) at which the Debt Securities of the series shall bear interest, if any, or the method by which such rate or rates shall be determined, the date or dates from which such interest, if any, shall accrue or the method by which such date or dates shall be determined (which, in either case or both, if so provided in such Board Resolution or supplemental indenture, may be determined by the Company from time to time and set forth in the Debt Securities of the series issued from time to time); and the Interest Payment Dates on which such interest shall be payable (or the method of determination thereof), and the Regular Record Dates, if any, for the interest payable on such Interest Payment Dates and the notice, if any, to Holders regarding the determination of interest, the manner of giving such notice, the basis upon which interest shall be calculated if other than that of a 360-day year of twelve 30-day months and any conditions or contingencies as to the payment of interest in cash or otherwise, if any;

            (6) the place or places, if any, in addition to or instead of the Corporate Trust Office of the Trustee, where the principal of (and premium, if any) and interest on Debt Securities of the series shall be payable; the extent to which, or the manner in which, any interest payable on any Global Note on an Interest Payment Date will be paid, if other than in the manner provided in Section 3.07; and the manner in which any principal of, or premium, if any, on, any Global Note will be paid, if other than as set forth elsewhere herein and whether any Global Note will require any notation to evidence payment of principal or interest;

                                       15                       Senior Indenture

            (7) the obligation, if any, of the Company to redeem, repay, purchase or offer to purchase Debt Securities of the series pursuant to any mandatory redemption, sinking fund or analogous provisions or upon other conditions or at the option of the Holder thereof, and the period or periods within which or the dates on which, the prices at which and the terms and conditions upon which the Debt Securities of the series shall be redeemed, repaid, purchased or offered to be purchased, in whole or in part, pursuant to such obligation;

            (8) the right, if any, of the Company to redeem the Debt Securities of such series at its option and the period or periods within which, or the date or dates on which, the price or prices at which, and the terms and conditions upon which such Debt Securities may be redeemed, if any, in whole or in part, at the option of the Company or otherwise;

            (9) if the Currency in which the Debt Securities shall be issuable is in Dollars, the denominations of such Debt Securities if other than denominations of $1,000 and any integral multiple thereof (except as provided in Section 3.04);

            (10) whether the Debt Securities of the series are to be issued as Discount Securities and the amount of discount with which such Debt Securities may be issued and, if other than the principal amount thereof, the portion of the principal amount of Debt Securities of the series which shall be payable upon declaration of acceleration of the Maturity thereof pursuant to Section 5.02;

            (11) provisions, if any, for the defeasance or discharge of certain of the Company's obligations with respect to Debt Securities of the series;

            (12) whether the payment of the principal of and premium, if any, and interest, if any, on the Debt Securities will be without deduction for taxes, assessments or governmental charges paid by the Holders thereof;

            (13) if other than Dollars, the Foreign Currency or Currencies in which Debt Securities of the series shall be denominated or in which payment of the principal of (and premium, if any) and interest on the Debt Securities of the series may be made, and the particular provisions applicable thereto and, if applicable, the amount of Debt Securities of the series which entitles the Holder of a Debt Security of the series or its proxy to one vote for purposes of Section 9.05;

            (14) if the principal of (and premium, if any) or interest on Debt Securities of the series are to be payable, at the election of the Company or a Holder thereof, in a Currency other than that in which the Debt Securities are denominated or payable without such election, in addition to or in lieu of the provisions of Section 3.10, the period or periods within which and the terms and conditions upon which, such election may be made and the time and the manner of determining the exchange rate or rates between the Currency or Currencies in which the Debt Securities are denominated or payable without such election and the Currency or Currencies in which the Debt Securities are to be paid if such election is made;

            (15) the date as of which any Debt Securities of the series shall be dated, if other than as set forth in Section 3.03;

                                       16                       Senior Indenture

            (16) if the amount of payments of principal of (and premium, if any) or interest on the Debt Securities of the series may be determined with reference to an index, including, but not limited to, an index based on a Currency or Currencies other than that in which the Debt Securities are denominated or payable, or any other type of index, the manner in which such amounts shall be determined;

            (17) if the Debt Securities of the series are denominated or payable in a Foreign Currency, any other terms concerning the payment of principal of (and premium, if any) or any interest on such Debt Securities (including the Currency or Currencies of payment thereof);

            (18) the designation of the original Currency Determination Agent, if any;

            (19)  the applicable Overdue Rate, if any;

            (20) if the Debt Securities of the series do not bear interest, the applicable dates for purposes of Section 7.01;

            (21) any addition to, or modification or deletion of, any Events of Default, covenants or term of the subordination provided for with respect to Debt Securities of the series;

            (22) whether the Debt Securities of the series shall be issued in whole or in part in the form of one or more Global Notes and, in such case, the Depositary for such Global Note or Notes; and if the Debt Securities of the series are issuable only as Registered Securities, the manner in which and the circumstances under which Global Notes representing Debt Securities of the series may be exchanged for Registered Securities in definitive form, if other than, or in addition to, the manner and circumstances specified in Section 3.04(b);

            (23) the designation, if any, of any depositaries, trustees (other than the applicable Trustee), Paying Agents, Authenticating Agents, Security Registrars (other than the Trustee) or other agents with respect to the Debt Securities of such series;

            (24) if the Debt Securities of such series will be issuable in definitive form only upon receipt of certain certificates or other documents or upon satisfaction of certain conditions, the form and terms of such certificates, documents or conditions;

            (25) whether the Debt Securities of such series will be convertible into shares of Common Stock and, if so, the terms and conditions, which may be in addition to or in lieu of the provisions contained herein, upon which such Debt Securities will be so convertible, including the conversion price and the conversion period;

            (26) the portion of the principal amount of the Debt Securities which will be payable upon declaration of acceleration of the maturity thereof, if other than the principal amount thereof;

            (27) the nature, content and date for reports by the Company to the Holders of the offered Debt Securities;

                                       17                       Senior Indenture

            (28) any change in the right of the Trustee or the Holders to declare the principal of, and premium and interest on, such Debt Securities due and payable;

            (29) whether the Debt securities of such series will be entitled to the benefit of any guarantees of any Subsidiary of the Company on the terms set forth in Article Seventeen, and if so, any changes, additions or other modifications to Article Seventeen and which Subsidiaries of the Company shall so guarantee such Debt Securities; and

            (30) any other terms of the series (which terms shall not be prohibited by the provisions of this Indenture).

            All Debt Securities of any one series shall be substantially identical except as to denomination, rate of interest, Stated Maturity and the date from which interest, if any, shall accrue, which, as set forth above, may be determined by the Company from time to time as to Debt Securities of a series if so provided in or established pursuant to the authority granted in a Board Resolution or in any such indenture supplemental hereto, and except as may otherwise be provided in or pursuant to such Board Resolution and (subject to Section 3.03) set forth in such Officers' Certificate, or in any such indenture supplemental hereto. All Debt Securities of any one series need not be issued at the same time, and unless otherwise provided, a series may be reopened for issuance of additional Debt Securities of such series.

            If any of the terms of a series of Debt Securities is established in or pursuant to a Board Resolution, a copy of such Board Resolution shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Officers' Certificate setting forth the terms of the series.

      SECTION 3.02.     DENOMINATIONS.

            In the absence of any specification pursuant to Section 3.01 with respect to the Debt Securities of any series, the Debt Securities of such series shall be issuable only as Registered Securities in denominations of $1,000 and any integral multiple thereof and shall be payable only in Dollars.

      SECTION 3.03.     EXECUTION, AUTHENTICATION, DELIVERY AND DATING.

            The Debt Securities of any series shall be executed on behalf of the Company by its Chairman of the Board of Directors, Chief Executive Officer, President, Chief Financial Officer, one of its Vice Presidents or its Treasurer. The signature of any of these officers may be manual or facsimile. The seal of the Company, if any, may be in the form of a facsimile thereof and may be impressed, affixed, imprinted or otherwise reproduced on the Debt Securities

            Debt Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Debt Securities or did not hold such offices at the date of such Debt Securities.

            At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Debt Securities of any series, executed by the Company, to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Debt Securities and the Trustee in accordance with the Company Order shall authenticate

                                       18                       Senior Indenture
and deliver such Debt Securities. If all the Debt Securities of any one series are not to be issued at one time and if a Board Resolution or supplemental indenture relating to such series shall so permit, such Company Order may set forth procedures acceptable to the Trustee for the issuance of such Debt Securities such as interest rate, Stated Maturity, date of issuance and date from which interest, if any, shall accrue. If any Debt Security shall be represented by a permanent Global Note, then, for purposes of this Section and
Section 3.04, the notation of a beneficial owner's interest therein upon original issuance of such Debt Security or upon exchange of a portion of a temporary Global Note shall be deemed to be delivery in connection with the original issuance of such beneficial owner's interest in such permanent Global Note.

            The Trustee shall be entitled to receive, and (subject to Section 6.01) shall be fully protected in relying upon, prior to the authentication and delivery of the Debt Securities of such series, (i) the supplemental indenture or the Board Resolution by or pursuant to which the form and terms of such Debt Securities have been approved and (ii) an Opinion of Counsel substantially to the effect that:

            (1) all instruments furnished by the Company to the Trustee in connection with the authentication and delivery of such Debt Securities conform to the requirements of this Indenture and constitute sufficient authority hereunder for the Trustee to authenticate and deliver such Debt Securities;

            (2) the forms and terms of such Debt Securities have been established in conformity with the provisions of this Indenture;

            (3) in the event that the forms or terms of such Debt Securities have been established in a supplemental indenture, the execution and delivery of such supplemental indenture has been duly authorized by all necessary corporate action of the Company, such supplemental indenture has been duly executed and delivered by the Company and, assuming due authorization, execution and delivery by the Trustee, is a valid and binding obligation enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law);

            (4) the execution and delivery of such Debt Securities have been duly authorized by all necessary corporate action of the Company and such Debt Securities have been duly executed by the Company and, assuming due authentication by the Trustee and delivery by the Company, are valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, entitled to the benefit of the Indenture, subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and subject to such other exceptions as counsel shall request and as to which the Trustee shall not reasonably object; and

            (5) the amount of Debt Securities Outstanding of such series, together with the amount of such Debt Securities, does not exceed any limit established under the terms of this Indenture on the amount of Debt Securities of such series that may be authenticated and delivered.

                                       19                       Senior Indenture

            The Trustee shall not be required to authenticate such Debt Securities if the issuance of such Debt Securities pursuant to this Indenture will affect the Trustee's own rights, duties or immunities under the Debt Securities and this Indenture in a manner which is not reasonably acceptable to the Trustee.

            Each Registered Security shall be dated the date of its authentication.

            No Debt Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Debt Security a certificate of authentication substantially in one of the forms provided for herein duly executed by the Trustee or by an Authenticating Agent, and such certificate upon any Debt Security shall be conclusive evidence, and the only evidence, that such Debt Security has been duly authenticated and delivered hereunder and is entitled to the benefits of this Indenture. Notwithstanding the foregoing, if any Debt Security shall have been duly authenticated and delivered hereunder but never issued and sold by the Company, and the Company shall deliver such Debt Security to the Trustee for cancellation as provided in Section 3.08 together with a written statement (which need not comply with Section 1.02) stating that such Debt Security has never been issued and sold by the Company, for all purposes of this Indenture such Debt Security shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture.

      SECTION 3.04. TEMPORARY DEBT SECURITIES; GLOBAL NOTES REPRESENTING REGISTERED SECURITIES.

            (a) Pending the preparation of definitive Registered Securities of any series, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Registered Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination for Registered Securities of such series, substantially of the tenor of the definitive Registered Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Registered Securities may determine, as conclusively evidenced by their execution of such Registered Securities. Every such temporary Registered Security shall be executed by the Company and shall be authenticated and delivered by the Trustee upon the same conditions and in substantially the same manner, and with the same effect, as the definitive Registered Securities in lieu of which they are issued.

            If temporary Debt Securities of any series are issued, the Company will cause definitive Debt Securities of such series to be prepared without unreasonable delay. After the preparation of definitive Debt Securities of such series, the temporary Debt Securities of such series shall be exchangeable for definitive Debt Securities of such series, of a like Stated Maturity and with like terms and provisions, upon surrender of the temporary Debt Securities of such series at the office or agency of the Company in a Place of Payment for such series, without charge to the Holder, except as provided in Section 3.05 in connection with a transfer. Upon surrender for cancellation of any one or more temporary Debt Securities of any series, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Debt Securities of the same series of authorized denominations and of a like Stated Maturity and like terms and provisions. Until so exchanged, the temporary Registered Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Registered Securities of such series.

                                       20                       Senior Indenture

            (b) If the Company shall establish pursuant to Section 3.01 that the Registered Securities of a series are to be issued in whole or in part in the form of one or more Global Notes, then the Company shall execute and the Trustee shall, in accordance with Section 3.03 and the Company Order with respect to such series, authenticate and deliver one or more Global Notes in temporary or permanent form that (i) shall represent and shall be denominated in an amount equal to the aggregate principal amount of the Outstanding Debt Securities of such series to be represented by one or more Global Notes, (ii) shall be registered in the name of the Depositary for such Global Note or Notes or the nominee of such depositary, (iii) shall be delivered by the Trustee to such Depositary or delivered or held pursuant to such Depositary's instructions, and (iv) shall bear a legend substantially to the following effect: "THIS DEBT SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY, UNLESS AND UNTIL THIS DEBT SECURITY IS EXCHANGED IN WHOLE OR IN PART FOR DEBT SECURITIES IN DEFINITIVE FORM."

            Each Depositary designated pursuant to Section 3.01 must, at the time of its designation and at all times while it serves as Depositary, be a clearing agency registered under the Exchange Act and any other applicable statute or regulation.

            Notwithstanding any other provision of this Section or Section 3.05, unless and until a Global Note is exchanged in whole or in part for Registered Securities in definitive form, a Global Note representing all or a portion of the Registered Securities of a series may not be transferred except as a whole by the Depositary for such series to a nominee of such Depositary or by a nominee of such Depositary to such Depositary or another nominee of such Depositary or by such Depositary or any such nominee to a successor Depositary for such series or a nominee of such successor Depositary.

            If at any time the Depositary for the Debt Securities of a series notifies the Company that it is unwilling or unable to continue as Depositary for the Debt Securities of such series or if at any time the Depositary for Debt Securities of a series shall no longer be a clearing agency registered and in good standing under the Exchange Act or other applicable statute or regulation (as required by this Section 3.04), the Company shall appoint a successor Depositary eligible under this Section 3.04 with respect to the Debt Securities of such series. If a successor Depositary for the Debt Securities of such series is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such condition, the Company will execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of definitive Debt Securities of such series, will authenticate and deliver, Registered Securities of such series in definitive form in an aggregate principal amount equal to the principal amount of the Global Note or Notes representing such series in exchange for such Global Note or Notes.

            The Company may at any time and in its sole discretion determine that the Registered Securities of any series issued in the form of one or more Global Notes shall no longer be represented by such Global Note or Notes. In such event, the Company will execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of definitive Debt Securities of such series, will authenticate and deliver, Registered Securities of such series in definitive form and in an aggregate principal amount equal to the principal amount of the Global Note or Notes representing such series in exchange for such Global Note or Notes.

                                       21                       Senior Indenture

            If the Registered Securities of any series shall have been issued in the form of one or more Global Notes and if an Event of Default with respect to the Debt Securities of such series shall have occurred and be continuing, the Company will promptly execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of definitive Debt Securities of such series, will authenticate and deliver, Registered Securities of such series in definitive form and in an aggregate principal amount equal to the principal amount of the Global Note or Notes representing such series in exchange for such Global Note or Notes.

            If specified by the Company pursuant to Section 3.01 with respect to Registered Securities of a series, the Depositary for such series of Registered Securities may surrender a Global Note for such series of Debt Securities in exchange in whole or in part for Registered Securities of such series in definitive form on such terms as are acceptable to the Company and such depositary. Thereupon, the Company shall execute and the Trustee shall authenticate and deliver, without charge:

            (i) to each Person specified by the Depositary a new Registered Security or Securities of the same series, of any authorized denomination as requested by such Person in an aggregate principal amount equal to and in exchange for such Person's beneficial interest in the Global Note; and

            (ii) to the Depositary a new Global Note in a denomination equal to the difference, if any, between the principal amount of the surrendered Global Note and the aggregate principal amount of Registered Securities delivered to Holders thereof.

            Upon the exchange of a Global Note for Registered Securities in definitive form, such Global Note shall be cancelled by the Trustee. Debt Securities issued in exchange for a Global Note pursuant to this subsection (b) shall be registered in such names and in such authorized denominations as the Depositary for such Global Note, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. The Trustee shall deliver such Debt Securities to the Persons in whose names such Debt Securities are so registered.

      SECTION 3.05.     REGISTRATION; REGISTRATION OF TRANSFER AND EXCHANGE.

            (a) The Company shall cause to be kept at the Corporate Trust Office of the Trustee a register (the registers maintained in such office and in any other office or agency of the Company in a Place of Payment being herein sometimes collectively referred to as the "SECURITY REGISTER") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Registered Securities and of transfers and exchanges of Registered Securities. The Trustee is hereby appointed "SECURITY REGISTRAR" for the purpose of registering Registered Securities and registering transfers and exchanges of Registered Securities as herein provided; provided, however, that the Company may appoint co-Security Registrars at its option.

            Upon surrender for registration of transfer of any Registered Security of any series at the office or agency of the Company maintained for such purpose, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee, one or more new Registered Securities of the same series of like aggregate principal amount of such denominations as are authorized for Registered Securities of such series and of a like Stated Maturity and with like terms and conditions.

                                      22                        Senior Indenture

            Except as otherwise provided in Section 3.04 and this Section 3.05, at the option of the Holder, Registered Securities of any series may be exchanged for other Registered Securities of the same series of like aggregate principal amount and of a like Stated Maturity and with like terms and conditions, upon surrender of the Registered Securities to be exchanged at such office or agency. Whenever any Registered Securities are surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Registered Securities which the Holder making the exchange is entitled to receive.

            (b) All Debt Securities issued upon any transfer or exchange of Debt Securities shall be valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Debt Securities surrendered for such transfer or exchange.

            Every Registered Security presented or surrendered for transfer or exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar, duly executed, by the Holder thereof or his attorney duly authorized in writing.

            No service charge will be made for any transfer or exchange of Debt Securities except as provided in Section 3.06. The Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration, transfer or exchange of Debt Securities, other than those expressly provided in this Indenture to be made at the Company's own expense or without expense or without charge to the Holders.

            The Company shall not be required (i) to register, transfer or exchange Debt Securities of any series during a period beginning at the opening of business 15 days before the day of the transmission of a notice of redemption of Debt Securities of such series selected for redemption under Section 13.03 and ending at the close of business on the day of such transmission, or (ii) to register, transfer or exchange any Debt Security so selected for redemption in whole or in part, except the unredeemed portion of any Debt Security being redeemed in part.

      SECTION 3.06.     MUTILATED, DESTROYED, LOST AND STOLEN DEBT SECURITIES.

            If (i) any mutilated Debt Security is surrendered to the Trustee at its Corporate Trust Office, or (ii) the Company and the Trustee receive evidence to their satisfaction of the destruction, loss or theft of any Debt Security, and there is delivered to the Company and the Trustee such security or indemnity as may be required by them to save each of them and any Paying Agent harmless, and neither the Company nor the Trustee receives notice that such Debt Security has been acquired by a bona fide purchaser, then the Company shall execute and upon Company Request the Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Debt Security, a new Debt Security of the same series of like Stated Maturity and with like terms and conditions and like principal amount, bearing a number not contemporaneously used with respect to any Debt Securities Outstanding. If, after the delivery of such replacement Debt Security, a bona fide purchaser of the original Debt Security in lieu of which such replacement Debt Security was issued presents for payment or registration such original Debt Security, the Trustee and the Company, as applicable, shall be entitled to recover such replacement Debt Security from the Person to whom it was delivered or any Person taking therefrom, except a bona fide purchaser thereof, and shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or

                                       23                       Senior Indenture
expense incurred by the Company or the Trustee, or any agent or agents of any of them, in connection therewith.

            In case any such mutilated, destroyed, lost or stolen Debt Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Debt Security, pay the amount due on such Debt Security in accordance with its terms.

            Upon the issuance of any new Debt Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in respect thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

            Subject to the provisions of the last sentence of the first paragraph of this Section, every new Debt Security of any series issued pursuant to this Section shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Debt Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Debt Securities of that series duly issued hereunder.

            The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Debt Securities.

      SECTION 3.07.     PAYMENT OF INTEREST; INTEREST RIGHTS PRESERVED.

            (a) Interest on any Registered Security which is payable and is punctually paid or duly provided for on any Interest Payment Date shall be paid to the Person in whose name such Registered Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest notwithstanding the cancellation of such Registered Security upon any transfer or exchange subsequent to the Regular Record Date. Unless otherwise specified as contemplated by Section 3.01 with respect to the Debt Securities of any series, payment of interest on Registered Securities shall be made at the place or places specified pursuant to Section 3.01 or, at the option of the Company, by check mailed to the address of the Person entitled thereto as such address appears in the Security Register or, if provided pursuant to
Section 3.01, by wire transfer to an account designated by the Registered
Holder.

            (b) Any interest on any Debt Security which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "DEFAULTED INTEREST") shall, if such Debt Security is a Registered Security, forthwith cease to be payable to the Registered Holder on the relevant Regular Record Date by virtue of having been such Registered Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in clause (1) or (2) below:

            (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names such Registered Securities (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each such Registered Security and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money in the

                                       24                       Senior Indenture

      Currency or Currency unit in which the Debt Securities of such series are payable (except as otherwise specified pursuant to Sections 3.01 or 3.10) equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which date shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to the Holders of such Registered Securities at their addresses as they appear in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been mailed as aforesaid, such Defaulted Interest shall be paid to the Persons in whose names such Registered Securities (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following clause (2).

            (2) The Company may make payment of any Defaulted Interest on Registered Securities in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Registered Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

            (c) Subject to the foregoing provisions of this Section, each Debt Security delivered under this Indenture upon transfer of or in exchange for or in lieu of any other Debt Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Debt Security.

            (d) Interest payable with respect to Debt Securities surrendered for conversion shall be subject to the provisions of Section 16.09.

      SECTION 3.08.     CANCELLATION.

            Unless otherwise specified pursuant to Section 3.01 for Debt Securities of any series, all Debt Securities surrendered for payment, redemption, transfer, exchange or credit against any sinking fund shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee. All Registered Securities so delivered shall be promptly cancelled by the Trustee. The Company may at any time deliver to the Trustee for cancellation any Debt Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and may deliver to the Trustee (or to any other Person for delivery to the Trustee) for cancellation any Debt Securities previously authenticated hereunder which the Company has not issued, and all Debt Securities so delivered shall be promptly cancelled by the Trustee. No Debt Securities shall be authenticated in lieu of or in exchange for any Debt Securities cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Debt Securities held by the Trustee shall be delivered to the Company upon Company Request. The acquisition of any Debt Securities by the Company shall not operate as a redemption or satisfaction of the indebtedness represented thereby unless and until such Debt

                                       25                       Senior Indenture

Securities are surrendered to the Trustee for cancellation. Permanent Global Notes shall not be destroyed until exchanged in full for definitive Debt Securities or until payment thereon is made in full.

      SECTION 3.09.     COMPUTATION OF INTEREST.

            Except as otherwise specified pursuant to Section 3.01 for Debt Securities of any series, interest on the Debt Securities of each series shall be computed on the basis of a 360-day year of twelve 30-day months.

      SECTION 3.10.     CURRENCY OF PAYMENTS IN RESPECT OF DEBT SECURITIES.

            (a) With respect to Registered Securities of any series not permitting the election provided for in paragraph (b) below or the Holders of which have not made the election provided for in paragraph (b) below, except as provided in paragraph (d) below, payment of the principal of (and premium, if any) and any interest on any Registered Security of such series will be made in the Currency in which such Registered Security is payable.

            (b) It may be provided pursuant to Section 3.01 with respect to the Registered Securities of any series that Holders shall have the option, subject to paragraphs (d) and (e) below, to receive payments of principal of (and premium, if any) and any interest on such Registered Securities in any of the Currencies which may be designated for such election by delivering to the Trustee a written election, to be in form and substance satisfactory to the Trustee, not later than the close of business on the Election Date immediately preceding the applicable payment date. If a Holder so elects to receive such payments in any such Currency, such election will remain in effect for such Holder or any transferee of such Holder until changed by such Holder or such transferee by written notice to the Trustee (but any such change must be made not later than the close of business on the Election Date immediately preceding the next payment date to be effective for the payment to be made on such payment date and no such change or election may be made with respect to payments to be made on any Registered Security of such series with respect to which an Event of Default has occurred or notice of redemption has been given by the Company pursuant to Article Thirteen). Any Holder of any such Registered Security who shall not have delivered any such election to the Trustee by the close of business on the applicable Election Date will be paid the amount due on the applicable payment date in the relevant Currency as provided in paragraph (a) of this Section 3.10.

            (c) If the election referred to in paragraph (b) above has been provided for pursuant to Section 3.01, then not later than the fourth Business Day after the Election Date for each payment date, the Trustee will deliver to the Company a written notice specifying the Currency in which each such of the Registered Securities is payable, the respective aggregate amounts of principal of (and premium, if any) and any interest on the Registered Securities to be paid on such payment date, specifying the amounts so payable in respect of the Registered Securities as to which the Holders of Registered Securities denominated in any Currency shall have elected to be paid in another Currency as provided in paragraph (b) above. If the election referred to in paragraph (b) above has been provided for pursuant to Section 3.01 and if at least one Holder has made such election, then, on the second Business Day preceding each payment date, the Company will deliver to the Trustee an Exchange Rate Officer's Certificate in respect of the Currency payments to be made on such payment date. The Currency amount receivable by Holders of Registered Securities who have elected payment in a Currency as provided in paragraph (b) above shall be determined by the Company on the basis of the applicable Market

                                       26                       Senior Indenture

Exchange Rate in effect on the third Business Day (the "VALUATION DATE") immediately preceding each payment date.

            (d) If a Conversion Event occurs with respect to a Foreign Currency, or any other Currency unit in which any of the Debt Securities are denominated or payable other than pursuant to an election provided for pursuant to paragraph (b) above, then with respect to each date for the payment of principal of (and premium, if any) and any interest on the applicable Debt Securities denominated or payable in such Foreign Currency, or such other Currency unit occurring after the last date on which such Foreign Currency, or such other Currency unit was used (the "CONVERSION DATE"), the Dollar shall be the Currency of payment for use on each such payment date. The Dollar amount to be paid by the Company to the Trustee and by the Trustee or any Paying Agent to the Holders of such Debt Securities with respect to such payment date shall be the Dollar Equivalent of the Foreign Currency or, in the case of a Currency unit, the Dollar Equivalent of the Currency Unit, in each case as determined by the Currency Determination Agent, if any, or, if there shall not be a Currency Determination Agent, then by the Trustee, in the manner provided in paragraph
(f) or (g) below.

            (e) If the Holder of a Registered Security denominated in any Currency shall have elected to be paid in another Currency as provided in paragraph (b) above, and a Conversion Event occurs with respect to such elected Currency, such Holder shall receive payment in the Currency in which payment would have been made in the absence of such election. If a Conversion Event occurs with respect to the Currency in which payment would have been made in the absence of such election, such Holder shall receive payment in Dollars as provided in paragraph (d) of this Section 3.10.

            (f) The "DOLLAR EQUIVALENT OF THE FOREIGN CURRENCY" shall be determined by the Currency Determination Agent, if any, or, if there shall not be a Currency Determination Agent, then by the Trustee, and shall be obtained for each subsequent payment date by converting the specified Foreign Currency into Dollars at the Market Exchange Rate on the Conversion Date.

            (g) The "DOLLAR EQUIVALENT OF THE CURRENCY UNIT" shall be determined by the Currency Determination Agent, if any, or, if there shall not be a Currency Determination Agent, then by the Trustee, and subject to the provisions of paragraph (h) below, shall be the sum of each amount obtained by converting the Specified Amount of each Component Currency into Dollars at the Market Exchange Rate for such Component Currency on the Valuation Date with respect to each payment.

            (h) For purposes of this Section 3.10 the following terms shall have the following meanings:

            A "COMPONENT CURRENCY" shall mean any Currency which, on the Conversion Date, was a component Currency of the relevant Currency unit.

            A "SPECIFIED AMOUNT" of a Component Currency shall mean the number of units of such Component Currency or fractions thereof which were represented in the relevant Currency unit on the Conversion Date. If after the Conversion Date the official unit of any Component Currency is altered by way of combination or subdivision, the Specified Amount of such Component Currency shall be divided or multiplied in the same proportion. If after the Conversion Date two or more Component Currencies are consolidated into a single Currency, the respective Specified Amounts of such Component Currencies shall be replaced by an amount in such single Currency equal to

                                       27                       Senior Indenture
      the sum of the respective Specified Amounts of such consolidated Component Currencies expressed in such single Currency, and such amount shall thereafter be a Specified Amount and such single Currency shall thereafter be a Component Currency. If after the Conversion Date any Component Currency shall be divided into two or more Currencies, the Specified Amount of such Component Currency shall be replaced by amounts of such two or more Currencies with appropriate Dollar equivalents at the Market Exchange Rate on the date of such replacement equal to the Dollar equivalent of the Specified Amount of such former Component Currency at the Market Exchange Rate on such date, and such amounts shall thereafter be Specified Amounts and such Currencies shall thereafter be Component Currencies. If after the Conversion Date of the relevant Currency unit a Conversion Event (other than any event referred to above in this definition of "Specified Amount") occurs with respect to any Component Currency of such Currency unit, the Specified Amount of such Component Currency shall, for purposes of calculating the Dollar Equivalent of the Currency Unit, be converted into Dollars at the Market Exchange Rate in effect on the Conversion Date of such Component Currency.

            "ELECTION DATE" shall mean the record date with respect to any payment date, and with respect to the Maturity shall mean the record date (if within 16 or fewer days prior to the Maturity) immediately preceding the Maturity, and with respect to any series of Debt Securities whose record date immediately preceding the Maturity is more than 16 days prior to the Maturity or any series of Debt Securities for which no record dates are provided with respect to interest payments, shall mean the date which is 16 days prior to the Maturity.

            (i) All decisions and determinations of the Trustee or the Currency Determination Agent, if any, regarding the Dollar Equivalent of the Foreign Currency, the Dollar Equivalent of the Currency Unit and the Market Exchange Rate shall be in its sole discretion and shall, in the absence of manifest error, be conclusive for all purposes and irrevocably binding upon the Company and all Holders of the Debt Securities denominated or payable in the relevant Currency. In the event of a Conversion Event with respect to a Foreign Currency, the Company, after learning thereof, will immediately give written notice thereof to the Trustee (and the Trustee will promptly thereafter give notice in the manner provided in Section 1.05 to the Holders) specifying the Conversion Date. In the event of a Conversion Event with respect to any Currency unit in which Debt Securities are denominated or payable, the Company, after learning thereof, will immediately give notice thereof to the Trustee (and the Trustee will promptly thereafter give written notice in the manner provided in
Section 1.05 to the Holders) specifying the Conversion Date and the Specified Amount of each Component Currency on the Conversion Date. In the event of any subsequent change in any Component Currency as set forth in the definition of Specified Amount above, the Company, after learning thereof, will similarly give written notice to the Trustee. The Trustee shall be fully justified and protected in relying and acting upon information received by it from the Company and the Currency Determination Agent, if any, and shall not otherwise have any duty or obligation to determine such information independently.

            (j) For purposes of any provision of the Indenture where the Holders of Outstanding Debt Securities may perform an Act which requires that a specified percentage of the Outstanding Debt Securities of all series perform such Act and for purposes of any decision or determination by the Trustee of amounts due and unpaid for the principal (and premium, if any) and interest on the Debt Securities of all series in respect of which moneys are to be disbursed ratably, the principal of (and premium, if any) and interest on the Outstanding Debt Securities denominated in a Foreign Currency will be the amount in Dollars based upon the Market Exchange Rate for Debt Securities of such series, as of the date for determining whether the

                                       28                       Senior Indenture

Holders entitled to perform such Act have performed it, or as of the date of such decision or determination by the Trustee, as the case may be.

      SECTION 3.11.     JUDGMENTS.

            If for the purpose of obtaining a judgment in any court with respect to any obligation of the Company hereunder or under any Debt Security, it shall become necessary to convert into any other Currency any amount in the Currency due hereunder or under such Debt Security, then such conversion shall be made at the Market Exchange Rate as in effect on the date the Company shall make payment to any Person in satisfaction of such judgment. If pursuant to any such judgment, conversion shall be made on a date other than the date payment is made and there shall occur a change between such Market Exchange Rate and the Market Exchange Rate as in effect on the date of payment, the Company agrees to pay such additional amounts (if any) as may be necessary to ensure that the amount paid is equal to the amount in such other Currency which, when converted at the Market Exchange Rate as in effect on the date of payment or distribution, is the amount then due hereunder or under such Debt Security. Any amount due from the Company under this Section 3.11 shall be due as a separate debt and is not to be affected by or merged into any judgment being obtained for any other sums due hereunder or in respect of any Debt Security. In no event, however, shall the Company be required to pay more in the Currency or Currency unit due hereunder or under such Debt Security at the Market Exchange Rate as in effect when payment is made than the amount of Currency stated to be due hereunder or under such Debt Security so that in any event the Company's obligations hereunder or under such Debt Security will be effectively maintained as obligations in such Currency, and the Company shall be entitled to withhold (or be reimbursed for, as the case may be) any excess of the amount actually realized upon any such conversion over the amount due and payable on the date of payment or distribution.

      SECTION 3.12.     EXCHANGE UPON DEFAULT.

            If default is made in the payments referred to in Section 12.01, the Company hereby undertakes that upon presentation and surrender of a permanent Global Note to the Trustee (or to any other Person or at any other address as the Company may designate in writing), on any Business Day on or after the maturity date thereof the Company will issue and the Trustee will authenticate and deliver to the Holder of such permanent Global Note duly executed and authenticated definitive Debt Securities with the same issue date and maturity date as set out in such permanent Global Note.

      SECTION 3.13.     CUSIP AND ISN NUMBERS.

            The Company in issuing the Debt Securities may use "CUSIP" and "ISN" numbers (if then generally in use), and, if so, the Trustee shall use "CUSIP" and "ISN" numbers in notices of redemption as a convenience to Holders; provided that any such notice may state that no representation is made as to the accuracy of such numbers either as printed on the Debt Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Debt Securities, and any such redemption shall not be affected by any defect in or omission of such numbers. The Company will promptly notify the Trustee in writing of any change in the "CUSIP" or "ISN" numbers.

                                       29                       Senior Indenture

                                  ARTICLE FOUR
                           SATISFACTION AND DISCHARGE

      SECTION 4.01.     SATISFACTION AND DISCHARGE OF INDENTURE.

            This Indenture, with respect to the Debt Securities of any series (if all series issued under this Indenture are not to be affected), shall, upon a Company Request, cease to be of further effect (except as to any surviving rights of registration of transfer or exchange of such Debt Securities herein expressly provided for and rights to receive payments of principal (and premium, if any) and interest on such Debt Securities) and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

            (1)   either

            (A) all Debt Securities of such series theretofore authenticated and delivered (other than (i) Debt Securities of such series which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 3.06, and (ii) Debt Securities of such series for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 12.04) have been delivered to the Trustee for cancellation; or

            (B) all Debt Securities of such series not theretofore delivered to the Trustee for cancellation,

                        (i)   have become due and payable, or

                        (ii) will become due and payable at their Stated Maturity within one year, or

                        (iii) are to be called for redemption within one year
                  under arrangements satisfactory to the Trustee for the giving of notice by the Trustee in the name, and at the expense, of the Company,

            and the Company, either complies with any other condition or terms specified pursuant to Section 3.01, or if not so specified in the case of (i), (ii) or (iii) of this subclause (B), has irrevocably deposited or caused to be deposited with the Trustee as trust funds in trust for such purpose an amount in the Currency in which such Debt Securities are denominated (except as otherwise provided pursuant to Section 3.01 or 3.10) sufficient to pay and discharge the entire indebtedness on such Debt Securities for principal (and premium, if any) and interest to the date of such deposit (in the case of Debt Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be; provided, however, in the event a petition for relief under the Federal bankruptcy laws, as now or hereafter constituted, or any other applicable Federal or state bankruptcy, insolvency or other similar law, is filed with respect to the Company within 91 days after the deposit and the Trustee is required to return the deposited money to the Company, the obligations of the Company under this Indenture with respect to such Debt Securities shall not be deemed terminated or discharged;

                                       30                       Senior Indenture

            (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

            (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture with respect to such series have been complied with..

Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 6.07, the obligations of the Trustee to any Authenticating Agent under Section 6.14, the obligations of the Company under Section 12.01, and, if money shall have been deposited with the Trustee pursuant to subclause (B) of clause (1) of this Section, the obligations of the Trustee under Section 4.02 and the last paragraph of Section 12.04, shall survive. If, after the deposit referred to in this Section 4.01 has been made, (x) the Holder of a Debt Security is entitled to, and does, elect pursuant to Section 3.10(b), to receive payment in a Currency other than that in which the deposit pursuant to this Section 4.01 was made, or (y) if a Conversion Event occurs with respect to the Currency in which the deposit was made or elected to be received by the Holder pursuant to Section 3.10(b), then the indebtedness represented by such Debt Security shall be fully discharged to the extent that the deposit made with respect to such Debt Security shall be converted into the Currency in which such payment is made.

      SECTION 4.02.     APPLICATION OF TRUST MONEY.

            Subject to the provisions of the last paragraph of Section 12.04, all money deposited with the Trustee pursuant to Section 4.01 shall be held in trust and applied by it, in accordance with the provisions of the Debt Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium, if any) and interest for whose payment such money has been deposited with the Trustee.

                                  ARTICLE FIVE
                                    REMEDIES

      SECTION 5.01.     EVENTS OF DEFAULT.

            "EVENT OF DEFAULT" wherever used herein with respect to Debt Securities of any series means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law, pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

            (1) default in the payment of any interest upon any Debt Security of such series when it becomes due and payable, and continuance of such default for a period of 30 days; or

            (2) default in the payment of the principal of (and premium, if any, on) any Debt Security of such series at its Maturity; or

            (3) default in the deposit of any sinking fund payment or analogous obligation when and as due by the terms of a Debt Security of such series; or

                                       31                       Senior Indenture

            (4) default in the performance of any covenant of the Company in this Indenture (other than a covenant a default in whose performance is elsewhere in this Section specifically dealt with or which expressly has been included in this Indenture solely for the benefit of Debt Securities of a series other than such series), and continuance of such default for a period of 60 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Debt Securities of such series, a written notice specifying such default and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

            (5) if such Debt Securities are guaranteed by any one or more Subsidiaries of the Company, except as otherwise permitted pursuant to
      Section 3.01 for Debt Securities of such series, such guarantee or guarantees, as applicable, shall be held in any judicial proceeding to be unenforceable or invalid or shall cease for any reason to be in full force and effect, or any such Subsidiary guarantor (or Person acting on its behalf) shall deny or disaffirm its obligations under such guarantee (other than by reason of the termination of this Indenture or the release of any such guarantee in accordance with this Indenture);

            (6) the entry of a decree or order for relief in respect of the Company by a court having jurisdiction in the premises in an involuntary case under the Federal bankruptcy laws, as now or hereafter constituted, or any other applicable Federal or State bankruptcy, insolvency or other similar law, or a decree or order adjudging the Company a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under any applicable Federal or State law, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or other similar official) of the Company or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 90 consecutive days; or

            (7) the commencement by the Company of a voluntary case under the Federal bankruptcy laws, as now or hereafter constituted, or any other applicable Federal or State bankruptcy, insolvency or other similar law, or the consent by it to the entry of an order for relief in an involuntary case under any such law or to the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or other similar official) of the Company or of any substantial part of its property, or the making by it of an assignment for the benefit of its creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company in furtherance of any such action; or

            (8) any other Event of Default provided with respect to Debt Securities of that series pursuant to Section 3.01 or added pursuant to
      Section 11.01(3).

      SECTION 5.02.     ACCELERATION OF MATURITY; RESCISSION AND ANNULMENT.

            If an Event of Default with respect to Debt Securities of any series at the time Outstanding occurs and is continuing, then in every such case the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Debt Securities of such series may declare the principal amount (or, if any Debt Securities of such series are Discount Securities, such portion of the principal amount of such Discount Securities as may be specified in the terms of such Discount Securities) of all the Debt Securities of such series to be due and payable

                                       32                       Senior Indenture
immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), and upon any such declaration such principal amount (or specified amount) plus accrued and unpaid interest (and premium, if payable) shall become immediately due and payable. Upon payment of such amount in the Currency in which such Debt Securities are denominated (except as otherwise provided pursuant to Section 3.01 or 3.10), all obligations of the Company in respect of the payment of principal of the Debt Securities of such series shall terminate.

            At any time after such a declaration of acceleration with respect to Debt Securities of any series has been made and before a judgment or decree has been issued based on such acceleration, the Holders of a majority in principal amount of the Outstanding Debt Securities of such series, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if

            (1) the Company has paid or deposited with the Trustee a sum in the Currency in which such Debt Securities are denominated (except as otherwise provided pursuant to Section 3.01 or 3.10) sufficient to pay

            (A) all overdue installments of interest on all Debt Securities of such series,

            (B) the principal of (and premium, if any, on) any Debt Securities of such series which have become due otherwise than by such declaration of acceleration and interest thereon at the rate or rates prescribed therefor in such Debt Securities,

            (C) to the extent that payment of such interest is legally enforceable, interest upon overdue installments of interest on each Debt Security of such series at the Overdue Rate, and

            (D) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel; provided, however, that all sums payable under this clause (D) shall be paid in Dollars;

      and

            (2) All Events of Default with respect to Debt Securities of such series, other than the nonpayment of the principal of Debt Securities of such series which has become due solely by such declaration of acceleration, have been cured or waived as provided in Section 5.13.

No such rescission and waiver shall affect any subsequent default or impair any right consequent thereon.

      SECTION 5.03. COLLECTION OF INDEBTEDNESS AND SUITS FOR ENFORCEMENT BY TRUSTEE.

            The Company covenants that if

            (1) default is made in the payment of any installment of interest on any Debt Security when such payment becomes due and payable and such default continues for a period of 30 days,

                                       33                       Senior Indenture

            (2) default is made in the payment of principal of (or premium, if any, on) any Debt Security at the Maturity thereof, or

            (3) default is made in the making or satisfaction of any sinking fund payment or analogous obligation when the same becomes due pursuant to the terms of the Debt Securities of any series,

the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Debt Securities, the amount then due and payable on such Debt Securities, for the principal (and premium, if any) and interest, if any, and, to the extent that payment of such interest shall be legally enforceable, interest upon the overdue principal (and premium, if any) and upon overdue installments of interest, at the Overdue Rate; and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

            If the Company fails to pay such amount forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, and may prosecute such proceeding to judgment or final decree, and may enforce the same against the Company or any other obligor upon such Debt Securities, and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon such Debt Securities wherever situated.

            If an Event of Default with respect to Debt Securities of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Debt Securities of such series by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

      SECTION 5.04.     TRUSTEE MAY FILE PROOFS OF CLAIM.

            In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceedings, or any voluntary or involuntary case under the Federal bankruptcy laws, as now or hereafter constituted, relative to the Company or any other obligor upon the Debt Securities, of a particular series or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of such Debt Securities shall then be due and payable as therein expressed or by declaration of acceleration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise,

            (i) to file and prove a claim for the whole amount of principal (or, if the Debt Securities of such series are Discount Securities, such portion of the principal amount as may be due and payable with respect to such series pursuant to a declaration in accordance with Section 5.02) (and premium, if any) and interest owing and unpaid in respect of the Debt Securities of such series and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders of such Debt Securities allowed in such judicial proceeding, and

                                       34                       Senior Indenture

            (ii) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any receiver, assignee, trustee, custodian, liquidator, sequestrator (or other similar official) in any such proceeding is hereby authorized by each such Holder to make such payments to the Trustee, and in the event that the Trustee shall consent to the making of such payments directly to such Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 6.07.

            Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Debt Securities of such series or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

      SECTION 5.05. TRUSTEE MAY ENFORCE CLAIMS WITHOUT POSSESSION OF DEBT SECURITIES.

            All rights of action and claims under this Indenture or the Debt Securities of any series may be prosecuted and enforced by the Trustee without the possession of any of such Debt Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name, as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Debt Securities in respect of which such judgment has been recovered.

      SECTION 5.06.     APPLICATION OF MONEY COLLECTED.

            Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal (and premium, if any) or interest, upon presentation of the Debt Securities of any series in respect of which money has been collected and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

            FIRST: To the payment of all amounts due the Trustee under Section 6.07.

            SECOND: To the payment of the amounts then due and unpaid for principal of (and premium, if any) and interest on the Debt Securities of such series, in respect of which or for the benefit of which such money has been collected ratably, without preference or priority of any kind, according to the amounts due and payable on such Debt Securities for principal (and premium, if any) and interest, respectively; and

            THIRD: The balance, if any, to the Person or Persons entitled thereto.

      SECTION 5.07.     LIMITATION ON SUITS.

            No Holder of any Debt Security of any series shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

                                       35                       Senior Indenture

            (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to such series;

            (2) the Holders of not less than 25% in principal amount of the Outstanding Debt Securities of such series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

            (3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

            (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

            (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Debt Securities of such series;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other such Holders or of the Holders of Outstanding Debt Securities of any other series, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all of such Holders. For the protection and enforcement of the provisions of this Section 5.07, each and every Holder of Debt Securities of any series and the Trustee for such series shall be entitled to such relief as can be given at law or in equity.

      SECTION 5.08. UNCONDITIONAL RIGHT OF HOLDERS TO RECEIVE PRINCIPAL, PREMIUM AND INTEREST.

            Notwithstanding any other provision in this Indenture, the Holder of any Debt Security shall have the right, which is absolute and unconditional, to receive payment of the principal of (and premium, if any) and (subject to Section 3.07) interest on such Debt Security on the respective Stated Maturity or Maturities expressed in such Debt Security (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment and interest thereon, and such right shall not be impaired without the consent of such Holder.

      SECTION 5.09.     RESTORATION OF RIGHTS AND REMEDIES.

            If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case the Company, the Trustee and the Holders shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

      SECTION 5.10.     RIGHTS AND REMEDIES CUMULATIVE.

            Except as otherwise expressly provided elsewhere in this Indenture, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be

                                       36                       Senior Indenture
exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

      SECTION 5.11.     DELAY OR OMISSION NOT WAIVER.

            No delay or omission of the Trustee or of any Holder to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or any acquiescence therein. Every right and remedy given by this Indenture or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

      SECTION 5.12.     CONTROL BY HOLDERS.

            The Holders of a majority in principal amount of the Outstanding Debt Securities of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee with respect to the Debt Securities of such series, provided, that

            (1) such direction shall not be in conflict with any rule of law or with this Indenture;

            (2) subject to the provisions of Sections 6.01 and 6.03, the Trustee shall have the right to decline to follow any such direction if the Trustee in good faith shall, by a Responsible Officer or Responsible Officers of the Trustee, determine that the proceeding so directed would be unjustly prejudicial to the Holders of Debt Securities of such series not joining in any such direction; and

            (3) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

      SECTION 5.13.     WAIVER OF PAST DEFAULTS.

            The Holders of not less than a majority in aggregate principal amount of the Outstanding Debt Securities of any series may on behalf of the Holders of all the Debt Securities of any such series waive any past default hereunder with respect to such series and its consequences, except a default

            (1) in the payment of the principal of (or premium, if any) or interest on any Debt Security of such series, or in the payment of any sinking fund installment or analogous obligation with respect to the Debt Securities of such series, or

            (2) in respect of a covenant or provision hereof which pursuant to Article Eleven cannot be modified or amended without the consent of the Holder of each Outstanding Debt Security of such series affected.

            Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of the Debt Securities of

                                       37                       Senior Indenture
such series under this Indenture, but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

      SECTION 5.14.     UNDERTAKING FOR COSTS.

            All parties to this Indenture agree, and each Holder of any Debt Security by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit other than the Trustee of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant, but the provisions of this Section shall not apply to any suit instituted by the Trustee, to any suit instituted by any Holder or group of Holders holding in the aggregate more than 10% in principal amount of the Outstanding Debt Securities of any series, or to any suit instituted by any Holder of a Debt Security for the enforcement of the payment of the principal of (or premium, if any) or interest on such Debt Security on or after the respective Stated Maturity or Maturities expressed in such Debt Security (or, in the case of redemption, on or after the Redemption Date).

      SECTION 5.15.     WAIVER OF STAY OR EXTENSION LAWS.

            The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                   ARTICLE SIX
                                   THE TRUSTEE

      SECTION 6.01.     CERTAIN DUTIES AND RESPONSIBILITIES.

            (a) Except during the continuance of an Event of Default with respect to the Debt Securities of any series,

            (1) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

            (2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provisions hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture.

                                       38                       Senior Indenture

            (b) In case an Event of Default with respect to Debt Securities of any series has occurred and is continuing, the Trustee shall, with respect to the Debt Securities of such series, exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

            (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that

            (1) this subsection shall not be construed to limit the effect of subsection (a) of this Section;

            (2) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

            (3) the Trustee shall not be liable with respect to any action taken, suffered or omitted to be taken by it with respect to Debt Securities of any series in good faith in accordance with the direction of the Holders of a majority in principal amount of the Outstanding Debt Securities of such series relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture; and

            (4) the Trustee shall not be required to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

            (d) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

      SECTION 6.02.     NOTICE OF DEFAULTS.

            Within 90 days after the occurrence of any default hereunder with respect to Debt Securities of any series, the Trustee shall give notice to all Holders of Debt Securities of such series of such default hereunder known to the Trustee, unless such default shall have been cured or waived; provided, however, that, except in the case of a default in the payment of the principal of (or premium, if any) or interest on any Debt Security of such series or in the payment of any sinking fund installment with respect to Debt Securities of such series, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors and/or Responsible Officers of the Trustee in good faith determine that the withholding of such notice is in the interest of the Holders of Debt Securities of such series; and provided, further, that in the case of any default of the character specified in Section 5.01(4) with respect to Debt Securities of such series no such notice to Holders shall be given until at least 30 days after the occurrence thereof. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default with respect to Debt Securities of such series.

                                       39                       Senior Indenture

            Notice given pursuant to this Section 6.02 shall be transmitted by mail:

            (1) to all Registered Holders, as the names and addresses of the Registered Holders appear in the Security Register; and

            (2) to each Holder of a Debt Security of any series whose name and address appear in the information preserved at the time by the Trustee in accordance with Section 7.02(a) of this Indenture.

      SECTION 6.03.     CERTAIN RIGHTS OF TRUSTEE.

            Except as otherwise provided in Section 6.01:

            (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

            (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors shall be sufficiently evidenced by a Board Resolution;

            (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

            (d) the Trustee may consult with counsel and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

            (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders of Debt Securities of any series pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

            (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney; and

            (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent (including any agent appointed pursuant to Section 3.10(i)) or attorney appointed with due care by it hereunder.

                                       40                       Senior Indenture

      SECTION 6.04.     NOT RESPONSIBLE FOR RECITALS OR ISSUANCE OF DEBT
                        SECURITIES.

            The recitals contained herein and in the Debt Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Debt Securities of any series. The Trustee shall not be accountable for the use or application by the Company of any Debt Securities or the proceeds thereof.

      SECTION 6.05.     MAY HOLD DEBT SECURITIES.

            The Trustee, any Paying Agent, the Security Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Debt Securities, and, subject to Sections 6.08 and 6.13, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Paying Agent, Security Registrar or such other agent.

      SECTION 6.06.     MONEY HELD IN TRUST.

            Money in any Currency held by the Trustee or any Paying Agent in trust hereunder need not be segregated from other funds except to the extent required by law. Neither the Trustee nor any Paying Agent shall be under any liability for interest on any money received by it hereunder except as otherwise agreed with the Company.

      SECTION 6.07.     COMPENSATION AND REIMBURSEMENT.

            The Company agrees:

            (1) to pay to the Trustee from time to time reasonable compensation in Dollars for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

            (2) except as otherwise expressly provided herein, to reimburse the trustee in Dollars upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

            (3) to indemnify in Dollars the Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this trust or performance of its duties hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

            As security for the performance of the obligations of the Company under this Section, the Trustee shall have a claim prior to the Debt Securities, upon all property and funds held or collected by the Trustee as such, except funds held in trust for the payment of amounts due on the Debt Securities.

                                       41                       Senior Indenture

            The obligations of the Company under this Section 6.07 to compensate and indemnify the Trustee for expenses, disbursements and advances shall constitute additional indebtedness under this Indenture and shall survive the satisfaction and discharge of this Indenture.

      SECTION 6.08.     DISQUALIFICATION; CONFLICTING INTERESTS.

            (a) If the Trustee has or shall acquire any conflicting interest, as defined in this Section with respect to the Debt Securities of any series, then, within 90 days after ascertaining that it has such conflicting interest, and if the default (as hereinafter defined) to which such conflicting interest relates has not been cured or duly waived or otherwise eliminated before the end of such 90-day period, the Trustee shall either eliminate such conflicting interest or, except as otherwise provided below, resign with respect to the Debt Securities of such series, and the Company shall take prompt steps to have a successor appointed, in the manner and with the effect hereinafter specified in this Article.

            (b) In the event that the Trustee shall fail to comply with the provisions of subsection (a) of this Section with respect to the Debt Securities of any series, the Trustee shall, within 10 days after the expiration of such 90-day period, transmit to all Holders of Debt Securities of such series notice of such failure.

            Notice given pursuant to this Section 6.08(b) shall be transmitted by mail:

            (1) to all Registered Holders, as the names and addresses of the Registered Holders appear in the Security Register; and

            (2) to each Holder of a Debt Security of any series whose name and address appear in the information preserved at the time by the Trustee in accordance with Section 7.02(a) of this Indenture.

            (c) For the purposes of this Section, the Trustee shall be deemed to have a conflicting interest with respect to the Debt Securities of any series, if there shall exist an Event of Default (as such term is defined herein, but exclusive of any period of grace or requirement of notice) with respect to such Debt Securities and

            (1) the Trustee is trustee under this Indenture with respect to the Outstanding Debt Securities of any series other than that series or is trustee under another indenture under which any other securities, or certificates of interest or participation in any other securities, of the Company are outstanding, unless such other indenture is a collateral trust indenture under which the only collateral consists of Debt Securities issued under this Indenture, provided that there shall be excluded from the operation of this paragraph this Indenture with respect to the Debt Securities of any series other than that series and any other indenture or indentures under which other securities, or certificates of interest or participation in other securities, of the Company are outstanding, if

                  (i) this Indenture and such other indenture or indentures (and all series of securities issuable thereunder) are wholly unsecured and rank equally and such other indenture or indentures are hereafter qualified under the Trust Indenture Act, unless the Commission shall have found and declared by order pursuant to
            Section 305(b) or Section 307(c) of the Trust Indenture Act that differences exist between the provisions of this Indenture with respect to the Debt

                                       42                       Senior Indenture

            Securities of such series and one or more other series or the provisions of such other indenture or indentures which are so likely to involve a material conflict of interest as to make it necessary, in the public interest or for the protection of investors to disqualify the Trustee from acting as such under this Indenture with respect to the Debt Securities of such series and such other series or under such other indenture or indentures, or

                  (ii) the Company shall have sustained the burden of proving, on application to the Commission and after opportunity for hearing thereon, that trusteeship under this Indenture with respect to the Debt Securities of such series and such other series or such other indenture or indentures is not so likely to involve a material conflict of interest as to make it necessary in the public interest or for the protection of investors to disqualify the Trustee from acting as such under this Indenture with respect to the Debt Securities of such series and such other series or under such other indenture or indentures;

            (2) the Trustee or any of its directors or executive officers is an underwriter for the Company;

            (3) the Trustee directly or indirectly controls or is directly or indirectly controlled by or is under direct or indirect common control with an underwriter for the Company;

            (4) the Trustee or any of its directors or executive officers is a director, officer, partner, employee, appointee or representative of the Company, or of an underwriter (other than the Trustee itself) for the Company who is currently engaged in the business of underwriting, except that (i) one individual may be a director or an executive officer, or both, of the Trustee and a director or an executive officer, or both, of the Company but may not be at the same time an executive officer of both the Trustee and the Company; (ii) if and so long as the number of directors of the Trustee in office is more than nine, one additional individual may be a director or an executive officer, or both, of the Trustee and a director of the Company; and (iii) the Trustee may be designated by the Company or by any underwriter for the Company to act in the capacity of transfer agent, registrar, custodian, paying agent, fiscal agent, escrow agent, or depositary or in any other similar capacity, or, subject to the provisions of paragraph (l) of this subsection, to act as trustee, whether under an indenture or otherwise;

            (5) 10% or more of the voting securities of the Trustee is beneficially owned either by the Company or by any director, partner or executive officer thereof, or 20% or more of such voting securities is beneficially owned, collectively, by any two or more of such persons; or 10% or more of the voting securities of the Trustee is beneficially owned either by an underwriter for the Company or by any director, partner or executive officer thereof or is beneficially owned, collectively, by any two or more such persons;

            (6) the Trustee is the beneficial owner of, or holds as collateral security for an obligation which is in default (as hereinafter in this subsection defined), (i) 5% or more of the voting securities, or 10% or more of any other class of security, of the Company not including the Debt Securities issued under this Indenture and securities issued under any other indenture under which the Trustee is also trustee, or (ii) 10% or more of any class of security of an underwriter for the Company;

                                       43                       Senior Indenture

            (7) the Trustee is the beneficial owner of or holds as collateral security for an obligation which is in default, 5% or more of the voting securities of any person who, to the knowledge of the Trustee, owns 10% or more of the voting securities of, or controls directly or indirectly or is under direct or indirect common control with, the Company;

            (8) the Trustee is the beneficial owner of or holds as collateral security for an obligation which is in default, 10% or more of any class of security of any person who, to the knowledge of the Trustee, owns 50% or more of the voting securities of the Company;

            (9) the Trustee owns, on the date of such Event of Default or any anniversary of such Event of Default while such Event of Default remains outstanding, in the capacity of executor, administrator, testamentary or inter vivos trustee, guardian, committee or conservator, or in any other similar capacity, an aggregate of 25% or more of the voting securities, or of any class of security, of any person, the beneficial ownership of a specified percentage of which would have constituted a conflicting interest under paragraph (6), (7) or (8) of this subsection. As to any such securities of which the Trustee acquired ownership through becoming executor, administrator or testamentary trustee of an estate which included them, the provisions of the preceding sentence shall not apply, for a period of not more than two years from the date of such acquisition, to the extent that such securities included in such estate do not exceed 25% of such voting securities or 25% of any such class of security. Promptly after the dates of any such Event of Default and annually in each succeeding year that such Event of Default continues, the Trustee shall make a check of its holdings of such securities in any of the above-mentioned capacities as of such dates. If the Company fails to make payment in full of the principal of (or premium, if any) or interest on any of the Debt Securities when and as the same becomes due and payable, and such failure continues for 30 days thereafter, the Trustee shall make a prompt check of its holdings of such securities in any of the above-mentioned capacities as of the date of the expiration of such 30-day period, and after such date, notwithstanding the foregoing provisions of this paragraph, all such securities so held by the Trustee, with sole or joint control over such securities vested in it, shall be considered as though beneficially owned by the Trustee for the purposes of paragraphs
      (6), (7) and (8) of this subsection; or

            (10)  except under the circumstances described in paragraphs (1),
      (3), (4), (5) or (6) of Section 6.13(b) of this Indenture, the Trustee shall be or shall become a creditor of the Company.

            For the purposes of paragraph (1) of this subsection, the term "series of securities" or "series" means a series, class or group of securities issuable under an indenture pursuant to whose terms holders of one such series may vote to direct the Trustee, or otherwise take action pursuant to a vote of such holders, separately from holders of another series; provided, that "series of securities" or "series" shall not include any series of securities issuable under an indenture if all such series rank equally and are wholly unsecured.

            The specification of percentages in paragraphs (5) to (9), inclusive, of this subsection shall not be construed as indicating that the ownership of such percentages of the securities of a person is or is not necessary or sufficient to constitute direct or indirect control for the purposes of paragraph (3) or (7) of this subsection.

                                       44                       Senior Indenture

            For the purposes of paragraphs (6), (7), (8) and (9) of this subsection only, (i) the terms "security" and "securities" shall include only such securities as are generally known as corporate securities, but shall not include any note or other evidence of indebtedness issued to evidence an obligation to repay moneys lent to a person by one or more banks, trust companies or banking firms, or any certificate of interest or participation in any such note or evidence of indebtedness; (ii) an obligation shall be deemed to be "in default" when a default in payment of principal shall have continued for 30 days or more and shall not have been cured; and (iii) the Trustee shall not be deemed to be the owner or holder of (A) any security which it holds as collateral security, as trustee or otherwise, for an obligation which is not in default as defined in clause (ii) above, or (B) any security which it holds as collateral security under this Indenture, irrespective of any default hereunder, or (C) any security which it holds as agent for collection, or as custodian, escrow agent or depositary, or in any similar representative capacity.

            (d)   For the purposes of this Section:

            (1) The term "underwriter" when used with reference to the Company means every person who, within one year prior to the time as of which the determination is made, has purchased from the Company with a view to, or has offered or sold for the Company in connection with, the distribution of any security of the Company outstanding at such time, or has participated or has had a direct or indirect participation in any such undertaking, or has participated or has had a participation in the direct or indirect underwriting of any such undertaking, but such term shall not include a person whose interest was limited to a commission from an underwriter or dealer not in excess of the usual and customary distributors' or sellers' commission.

            (2) The term "director" means any director of a corporation, or any individual performing similar functions with respect to any organization whether incorporated or unincorporated.

            (3) The term "person" means an individual, a corporation, a partnership, an association, a joint stock company, a trust, an estate, an unincorporated organization, or a government or political subdivision thereof. As used in this paragraph, the term "trust" shall include only a trust where the interest or interests of the beneficiary or beneficiaries are evidenced by a security.

            (4) The term "voting security" means any security presently entitling the owner or holder thereof to vote in the direction or management of the affairs of a person, or any security issued under or pursuant to any trust, agreement or arrangements whereby a trustee or trustees or agent or agents for the owner or holder of such security are presently entitled to vote in the direction or management of the affairs of a person.

            (5) The term "Company" means any obligor upon the Debt Securities of any series.

            (6) The term "executive officer" means the president, every vice president, every trust officer, the cashier, the secretary, and the treasurer of a corporation, and any individual customarily performing similar functions with respect to any organization, whether incorporated or unincorporated, but shall not include the chairman of the board of directors.

                                       45                       Senior Indenture

            (e) The percentages of voting securities and other securities specified in this Section shall be calculated in accordance with the following provisions:

            (1) A specified percentage of the voting securities of the Trustee, the Company or any other person referred to in this Section (each of whom is referred to as a "person" in this paragraph) means such amount of the outstanding voting securities of such person as entitles the holder or holders thereof to cast such specified percentage of the aggregate votes which the holders of all the outstanding voting securities of such person are entitled to cast in the direction or management of the affairs of such person.

            (2) A specified percentage of a class of securities of a person means such percentage of the aggregate amount of securities of the class outstanding.

            (3) The term "amount", when used with regard to securities means the principal amount if relating to evidences of indebtedness, the number of shares if relating to capital shares, and the number of units if relating to any other kind of security.

            (4) The term "outstanding" means issued and not held by or for the account of the issuer. The following securities shall not be deemed outstanding within the meaning of this definition:

                  (i) securities of an issuer held in a sinking fund relating to securities of the issuer of the same class;

                  (ii) securities of an issuer held in a sinking fund relating to another class of securities of the issuer, if the obligation evidenced by such other class of securities is not in default as to principal or interest or otherwise;

                  (iii) securities pledged by the issuer thereof as security for an obligation of the issuer not in default as to principal or interest or otherwise; and

                  (iv) securities held in escrow if placed in escrow by the issuer thereof;

provided, however, that any voting securities of an issuer shall be deemed outstanding if any person other than the issuer is entitled to exercise the voting rights thereof.

            (5) A security shall be deemed to be of the same class as another security if both securities confer upon the holder or holders thereof substantially the same rights and privileges; provided, however, that, in the case of secured evidences of indebtedness, all of which are issued under a single indenture, differences in the interest rates or maturity dates of various series thereof shall not be deemed sufficient to constitute such series different classes; and provided, further, that, in the case of unsecured evidences of indebtedness, differences in the interest rates or maturity dates thereof shall not be deemed sufficient to constitute them securities of different classes, whether or not they are issued under a single indenture.

            (f) Except in the case of a default in the payment of the principal of or interest on any Debt Security of any series, or in the payment of any sinking or purchase fund installment, the Trustee shall not be required to resign as provided by this Section if the Trustee

                                       46                       Senior Indenture
shall have sustained the burden of proving, on application to the Commission and after opportunity for hearing thereon, that:

            (1) the Event of Default may be cured or waived during a reasonable period and under the procedures described in such application; and

            (2) a stay of the Trustee's duty to resign will not be inconsistent with the interests of Holders of the Debt Securities.

The filing of such an application shall automatically stay the performance of the duty to resign until the Commission orders otherwise.

      SECTION 6.09.     CORPORATE TRUSTEE REQUIRED; ELIGIBILITY.

            There shall at all times be a Trustee hereunder which shall be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $100,000,000, subject to supervision or examination by Federal, State or District of Columbia authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. Neither the Company nor any person directly or indirectly controlling, controlled by, or under common control with the Company shall serve as Trustee upon any Debt Securities.

      SECTION 6.10.     RESIGNATION AND REMOVAL; APPOINTMENT OF SUCCESSOR.

            (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee under Section 6.11.

            (b) The Trustee may resign at any time with respect to the Debt Securities of one or more series by giving written notice thereof to the Company. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Debt Securities of such series.

            (c) The Trustee may be removed at any time with respect to the Debt Securities of any series and a successor Trustee appointed by Act of the Holders of a majority in principal amount of the Outstanding Debt Securities of such series, delivered to the Trustee and to the Company.

            (d)   If at any time:

            (1) the Trustee shall fail to comply with Section 6.08(a) with respect to the Debt Securities of any series after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Debt Security of such series for at least six months, or

                                       47                       Senior Indenture

            (2) the Trustee shall cease to be eligible under Section 6.09 with respect to the Debt Securities of any series and shall fail to resign after written request therefor by the Company or by any such Holder, or

            (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company by a Board Resolution may remove the Trustee with respect to all Debt Securities, or (ii) subject to Section 5.14, any Holder who has been a bona fide Holder of a Debt Security of any series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee for the Debt Securities of such series.

            (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Debt Securities of one or more series, the Company, by a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Debt Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Debt Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Debt Securities of any particular series) and shall comply with the applicable requirements of Section 6.11. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Debt Securities of any series shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Debt Securities of such series delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee with respect to the Debt Securities of such series and to that extent supersede the successor Trustee appointed by the Company. If no successor Trustee with respect to the Debt Securities of any series shall have been so appointed by the Company or the Holders of such series and accepted appointment in the manner hereinafter provided, any Holder who has been a bona fide Holder of a Debt Security of such series for at least six months may, subject to Section 5.14, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Debt Securities of such series.

            (f) The Company shall give notice of each resignation and each removal of the Trustee with respect to the Debt Securities of any series and each appointment of a successor Trustee with respect to the Debt Securities of any series in the manner and to the extent provided in Section 1.05 to the Holders of Debt Securities of such series. Each notice shall include the name of the successor Trustee with respect to the Debt Securities of such series and the address of its Corporate Trust Office.

      SECTION 6.11.     ACCEPTANCE OF APPOINTMENT BY SUCCESSOR.

            (a) In the case of an appointment hereunder of a successor Trustee with respect to all Debt Securities, each such successor Trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee, but, on request of the

                                       48                       Senior Indenture

Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee, and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder, subject nevertheless to its claim, if any, provided for in Section 6.07.

                  (b) In case of the appointment hereunder of a successor Trustee with respect to the Debt Securities of one or more (but not all) series, the Company, the retiring Trustee and each successor Trustee with respect to the Debt Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Debt Securities of that or those series to which the appointment of such successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to all Debt Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Debt Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and (3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in any such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any other trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of any such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Debt Securities of that or those series to which the appointment of such successor Trustee relates, but, on request of the Company or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Debt Securities of that or those series to which the appointment of such successor Trustee relates.

                  (c) Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in paragraph (a) or (b) of this Section, as the case may be.

                  (d) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

         SECTION 6.12. MERGER, CONVERSION, CONSOLIDATION OR SUCCESSION TO
                       BUSINESS.

                  Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided that such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Debt Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Debt Securities so

                                       49                       Senior Indenture
authenticated with the same effect as if such successor Trustee had itself authenticated such Debt Securities. In case any Debt Securities shall not have been authenticated by such predecessor Trustee, any such successor Trustee may authenticate and deliver such Debt Securities, in either its own name or that of its predecessor Trustee, with the full force and effect which this Indenture provides for the certificate of authentication of the Trustee.

         SECTION 6.13. PREFERENTIAL COLLECTION OF CLAIMS AGAINST COMPANY.

                  (a) Subject to subsection (b) of this Section, if the Trustee shall be or shall become a creditor, directly or indirectly, secured or unsecured, of the Company within three months prior to a default, as defined in subsection (c) of this Section, or subsequent to such default, then, unless and until such default shall be cured, the Trustee shall set apart and hold in a special account for the benefit of the Trustee individually, the Holders of the Debt Securities and the holders of other indenture securities (as defined in subsection (c) of this Section):

                  (1) an amount equal to any and all reductions in the amount due and owing upon any claim as such creditor in respect of principal or interest, effected after the beginning of such three-month period and valid as against the Company and its other creditors, except any such reduction resulting from the receipt or disposition of any property described in paragraph (2) of this subsection, or from the exercise of any right of set-off which the Trustee could have exercised if a voluntary or involuntary case had been commenced in respect of the Company under the Federal bankruptcy laws, as now or hereafter constituted, or any other applicable Federal or State bankruptcy, insolvency or other similar law upon the date of such default; and

                  (2) all property received by the Trustee in respect of any claim as such creditor, either as security therefor, or in satisfaction or composition thereof, or otherwise, after the beginning of such three-month period, or an amount equal to the proceeds of any such property, if disposed of, subject, however, to the rights, if any, of the Company and its other creditors in such property or such proceeds.

         Nothing herein contained, however, shall affect the right of the
Trustee:

                  (A) to retain for its own account (i) payments made on account of any such claim by any Person (other than the Company) who is liable thereon, and (ii) the proceeds of the bona fide sale of any such claim by the Trustee to a third Person, and (iii) distributions made in cash, securities or other property in respect of claims filed against the Company in bankruptcy or receivership or in proceedings or reorganization pursuant to the Federal bankruptcy laws, as now or hereafter constituted, or any other applicable Federal or State bankruptcy, insolvency or other similar law;

                  (B) to realize, for its own account, upon any property held by it as security for any such claim, if such property was so held prior to the beginning of such three-month period;

                  (C) to realize, for its own account, but only to the extent of the claim hereinafter mentioned, upon any property held by it as security for any such claim, if such claim was created after the beginning of such three-month period and such property was received as security therefor simultaneously with the creation thereof, and if the Trustee shall sustain the burden of proving that at the time such property was so received

                                       50                       Senior Indenture
         the Trustee had no reasonable cause to believe that a default, as defined in subsection (c) of this Section, would occur within three months, or

                  (D) to receive payment on any claim referred to in paragraph (B) or (C) against the release of any property held as security for such claim as provided in paragraph (B) or (C), as the case may be, to the extent of the fair value of such property.

                  For the purposes of paragraphs (B), (C) and (D), property substituted after the beginning of such three-month period for property held as security at the time of such substitution shall, to the extent of the fair value of the property released, have the same status as the property released, and, to the extent that any claim referred to in any of such paragraphs is created in renewal of or in substitution for or for the purpose of repaying or refunding any pre-existing claim of the Trustee as such creditor, such claim shall have the same status as such pre-existing claim.

                  If the Trustee shall be required to account, the funds and property held in such special account and the proceeds thereof shall be apportioned among the Trustee, the Holders and the holders of other indenture securities in such manner that the Trustee, the Holders and the holders of other indenture securities realize, as a result of payments from such special account and payments of dividends on claims filed against the Company in bankruptcy or receivership or in proceedings for reorganization pursuant to the Federal bankruptcy laws, as now or hereafter constituted or any other applicable Federal or State bankruptcy, insolvency or other similar law, the same percentage of their respective claims, figured before crediting to the claim of the Trustee anything on account of the receipt by it from the Company of the funds and property in such special account and before crediting to the respective claims of the Trustee and the Holders and the holders of other indenture securities dividends on claims filed against the Company in bankruptcy or receivership or in proceedings for reorganization pursuant to the Federal bankruptcy laws, as now or hereafter constituted, or any other applicable Federal or State bankruptcy, insolvency or other similar law, but after crediting thereon receipts on account of the indebtedness represented by their respective claims from all sources other than from such dividends and from the funds and property so held in such special account. As used in this paragraph, with respect to any claim, the term "dividends" shall include any distribution with respect to such claim, in bankruptcy or receivership or proceedings for reorganization pursuant to the Federal bankruptcy laws, as now or hereafter constituted, or any other applicable Federal or State bankruptcy, insolvency or other similar law, whether such distribution is made in cash, securities, or other property, but shall not include any such distribution with respect to the secured portion, if any, of such claim. The court in which such bankruptcy, receivership or proceedings for reorganization is pending shall have jurisdiction (i) to apportion among the Trustee and the Holders and the holders of other indenture securities, in accordance with the provisions of this paragraph, the funds and property held in such special account and proceeds thereof, or (ii) in lieu of such apportionment, in whole or in part, to give to the provisions of this paragraph due consideration in determining the fairness of the distributions to be made to the Trustee and the Holders and the holders of other indenture securities with respect to their respective claims, in which event it shall not be necessary to liquidate or to appraise the value of any securities or other property held in such special account or as security for any such claim, or to make a specific allocation of such distributions as between the secured and unsecured portions of such claim, or otherwise to apply the provisions of this paragraph as a mathematical formula.

                  Any Trustee which has resigned or been removed after the beginning of such three-month period shall be subject to the provisions of this subsection as though such resignation or removal had not occurred. If any Trustee has resigned or been removed prior to the beginning

                                       51                       Senior Indenture
of such three-month period, it shall be subject to the provisions of this subsection if and only if the following conditions exist:

                           (i) the receipt of property or reduction of claim, which would have given rise to the obligation to account, if such Trustee had continued as Trustee, occurred after the beginning of such three-month period; and

                           (ii) such receipt of property or reduction of claim occurred within three months after such resignation or removal.

                  (b) There shall be excluded from the operation of subsection (a) of this Section a creditor relationship arising from:

                  (1) the ownership or acquisition of securities issued under any indenture, or any security or securities having a maturity of one year or more at the time of acquisition by the Trustee;

                  (2) advances authorized by a receivership or bankruptcy court of competent jurisdiction or by this Indenture, for the purpose of preserving any property which shall at any time be subject to the Lien of this Indenture or of discharging tax liens or other prior liens or encumbrances thereon, if notice of such advances and of the circumstances surrounding the making thereof is given to the Holders at the time and in the manner provided in this Indenture;

                  (3) disbursements made in the ordinary course of business in the capacity of trustee under an indenture, transfer agent, registrar, custodian, paying agent, fiscal agent or depositary, or other similar capacity;

                  (4) an indebtedness created as a result of services rendered or premises rented, or an indebtedness created as a result of goods or securities sold in a cash transaction as defined in subsection
         (c) of this Section;

                  (5) the ownership of stock or of other securities of a corporation organized under the provisions of Section 25(a) of the Federal Reserve Act, as amended, which is directly or indirectly a creditor of the Company; and

                  (6) The acquisition, ownership, acceptance or negotiation of any drafts, bills of exchange, acceptances or obligations which fall within the classification of self-liquidating paper as defined in subsection (c) of this Section.

                  (c)      for the purposes of this Section only:

                  (1) The term "default" means any failure to make payment in full of the principal of or interest on any of the Debt Securities or upon the other indenture securities when and as such principal or interest becomes due and payable.

                  (2) The term "other indenture securities" means securities upon which the Company is an obligor outstanding under any other indenture (i) under which the Trustee is also trustee, (ii) which contains provisions substantially similar to the provisions of this Section, and (iii) under which a default exists at the time of the apportionment of the funds and property held in such special account.

                                       52                       Senior Indenture

                  (3) The term "cash transaction" means any transaction in which full payment for goods or securities sold is made within seven days after delivery of the goods or securities in currency or in checks or other orders drawn upon banks and payable upon demand.

                  (4) The term "self-liquidating paper" means any draft, bill of exchange, acceptance or obligation which is made, drawn, negotiated or incurred by the Company for the purpose of financing the purchase, processing, manufacturing, shipment, storage or sale of goods, wares or merchandise and which is secured by documents evidencing title to, possession of, or a lien upon, the goods, wares or merchandise or the receivables or proceeds arising from the sale of the goods, wares or merchandise previously constituting the security, provided the security is received by the Trustee simultaneously with the creation of the creditor relationship with the Company arising from the making, drawing, negotiating or incurring of the draft, bill of exchange, acceptance or obligation.

                  (5) The term "Company" means any obligor upon the Debt Securities.

         SECTION 6.14. APPOINTMENT OF AUTHENTICATING AGENT.

                  As long as any Debt Securities of a series remain Outstanding, upon a Company Request, there shall be an authenticating agent (the "Authenticating Agent") appointed, for such period as the Company shall elect, by the Trustee for such series of Debt Securities to act as its agent on its behalf and subject to its direction in connection with the authentication and delivery of each series of Debt Securities for which it is serving as Trustee. Debt Securities of each such series authenticated by such Authenticating Agent shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by such Trustee. Wherever reference is made in this Indenture to the authentication and delivery of Debt Securities of any series by the Trustee for such series or to the Trustee's Certificate of Authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee for such series by an Authenticating Agent for such series and a Certificate of Authentication executed on behalf of such Trustee by such Authenticating Agent. Such Authenticating Agent shall at all times be a corporation organized and doing business under the laws of the United States of America or of any State, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $10,000,000 and subject to supervision or examination by Federal or State authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

                  Any corporation into which any Authenticating Agent may be merged or converted, or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which any Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency business of any Authenticating Agent, shall continue to be the Authenticating Agent with respect to all series of Debt Securities for which it served as Authenticating Agent without the execution or filing of any paper or any further act on the part of the Trustee for such series or such Authenticating Agent. Any Authenticating Agent may at any time, and if it shall cease to be eligible shall, resign by giving written notice of resignation to the applicable Trustee and to the Company.

                                       53                       Senior Indenture

                  Upon receiving such a notice of resignation or upon such a termination, or in case at any time any Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 6.14 with respect to one or more or all series of Debt Securities, the Trustee for such series shall upon a Company Request appoint a successor Authenticating Agent, and the Company shall provide notice of such appointment to all Holders of Debt Securities of such series in the manner and to the extent provided in Section 1.05. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Authenticating Agent herein. The Trustee for the Debt Securities of such series agrees to pay to the Authenticating Agent for such series from time to time reasonable compensation for its services, and the Trustee shall be entitled to be reimbursed for such payment, subject to the provisions of Section 6.07. The Authenticating Agent for the Debt Securities of any series shall have no responsibility or liability for any action taken by it as such at the direction of the Trustee for such series.

                  If an appointment with respect to one or more series is made pursuant to this Section, the Debt Securities of such series may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternative certificate of authentication in the following form:

                  This is one of the series of Debt Securities issued under the within mentioned Indenture.

                                         _______________________________________

                                         _______________________________________
                                            As Trustee

                                         By:____________________________________
                                             As Authenticating Agent

                                         By:____________________________________
                                             Authorized Signatory

                                  ARTICLE SEVEN
                HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

         SECTION 7.01. COMPANY TO FURNISH TRUSTEE NAMES AND ADDRESSES OF
                       HOLDERS.

                  The Company will furnish or cause to be furnished to the Trustee with respect to Registered Securities of each series for which it acts as Trustee:

                  (a) semi-annually on a date not more than 15 days after each Regular Record Date with respect to an Interest Payment Date, if any, for the Registered Securities of such series (or on semi-annual dates in each year to be determined pursuant to Section 3.01 if the Registered Securities of such series do not bear interest), a list, in such form as the Trustee may reasonably require, of the names and addresses of the Registered Holders as of the date 15 days next preceding each such Regular Record Date (or such semi-annual dates, as the case may be); and

                                       54                       Senior Indenture

                  (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

provided, however, that if and so long as the Trustee shall be the Security Registrar for such series, no such lists need be furnished.

         SECTION 7.02. PRESERVATION OF INFORMATION; COMMUNICATION TO HOLDERS.

                  (a) The Trustee shall preserve, in as current a form as is reasonably practicable, all information as to the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 7.01 received by it in the capacity of Paying Agent (if so acting) hereunder.

                  The Trustee may destroy any list furnished to it as provided in Section 7.01 upon receipt of a new list so furnished, destroy any information received by it as Paying Agent (if so acting) hereunder upon delivering to itself as Trustee, not earlier than 45 days after an Interest Payment Date, a list containing the names and addresses of the Holders obtained from such information since the delivery of the next previous list, if any, and destroy any list delivered to itself as Trustee which was compiled from information received by it as Paying Agent (if so acting) hereunder upon the receipt of a new list so delivered.

                  (b) If three or more Holders (hereinafter referred to as "applicants") apply in writing to the Trustee, and furnish to the Trustee reasonable proof that each such applicant has owned a Debt Security for a period of at least six months preceding the date of such application, and such application states that the applicants desire to communicate with other Holders of Debt Securities of a particular series (in which case the applicants must hold Debt Securities of such series) or with all Holders of Debt Securities with respect to their rights under this Indenture or under the Debt Securities and is accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, then the Trustee shall, within five Business Days after the receipt of such application, at its election, either

                  (i) afford such applicants access to the information preserved at the time by the Trustee in accordance with Section 7.02(a), or

                  (ii) inform such applicants as to the approximate number of Holders of Debt Securities of such series or of all Debt Securities, as the case may be, whose names and addresses appear in the information preserved at the time by the Trustee in accordance with Section 7.02(a), and as to the approximate cost of mailing to such Holders the form of proxy or other communication, specified in such application.

                  If the Trustee shall elect not to afford such applicants access to such information, the Trustee shall, upon written request of such applicants, mail to the Holders of Debt Securities of such series or all Holders, as the case may be, whose names and addresses appear in the information preserved at the time by the Trustee in accordance with Section 7.02(a), a copy of the form of proxy or other communication which is specified in such request, with reasonable promptness after a tender to the Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of mailing, unless within five days after such tender, the Trustee shall mail to such applicants and file with the Commission, together with a copy of the material to be mailed, a written statement to the effect that, in the opinion of the Trustee, such mailing would be contrary to the best interests of the Holders of Debt Securities of such series or

                                       55                       Senior Indenture
all Holders, as the case may be, or would be in violation of applicable law. Such written statement shall specify the basis of such opinion. If the Commission, after opportunity for a hearing upon the objections specified in the written statement so filed, shall enter an order refusing to sustain any of such objections or if after the entry of an order sustaining one or more of such objections, the Commission shall find, after notice and opportunity for hearing, that all the objections so sustained have been met and shall enter an order so declaring, the Trustee shall mail copies of such material to all such Holders with reasonable promptness after the entry of such order and the renewal of such tender; otherwise the Trustee shall be relieved of any obligation or duty to such applicants respecting their application.

                  (c) Every Holder of Debt Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders in accordance with Section 7.02(b), regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing of any material pursuant to a request made under Section 7.02(b).

         SECTION 7.03. REPORTS BY TRUSTEE.

                  (a) Within 60 days after ____________ of each year, commencing ______________, 20____, the Trustee shall, to the extent required by the Trust Indenture Act, transmit to all Holders of Debt Securities of any series with respect to which it acts as Trustee, in the manner hereinafter provided in this Section 7.03, a brief report dated such date with respect to any of the following events which may have occurred within the previous 12 months (but if no such event has occurred within such period no report need be transmitted):

                  (1) any change to its eligibility under Section 6.09 and its qualifications under Section 6.08;

                  (2) the creation of or any material change to a relationship specified in paragraph (1) through (10) of Section 6.08(c) of this Indenture;

                  (3) the character and amount of any advances (and if the Trustee elects so to state, the circumstances surrounding the making thereof) made by the Trustee (as such) which remain unpaid on the date of such report, and for the reimbursement of which it claims or may claim a lien or charge, prior to that of the Debt Securities of such series, on any property or funds held or collected by it as Trustee, except that the Trustee shall not be required (but may elect) to report such advances if such advances so remaining unpaid aggregate not more than 1/2 of 1% of the principal amount of the Outstanding Debt Securities of such series on the date of such report;

                  (4) any change to the amount, interest rate and maturity date of all other indebtedness owing by the Company (or any other obligor on the Debt Securities of such series) to the Trustee in its individual capacity, on the date of such report, with a brief description of any property held as collateral security therefor, except an indebtedness based upon a creditor relationship arising in any manner described in Section 6.13(b)(2), (3), (4) or (6);

                  (5) any change to the property and funds, if any, physically in the possession of the Trustee as such on the date of such report;

                                       56                       Senior Indenture

                  (6) any additional issue of Debt Securities which the Trustee has not previously reported; and

                  (7) any action taken by the Trustee in the performance of its duties hereunder which it has not previously reported and which in its opinion materially affects the Debt Securities of such series, except action in respect of a default, notice of which has been or is to be withheld by the Trustee in accordance with Section 6.02.

                  (b) The Trustee shall transmit by mail to all Holders of Debt Securities of any series (whose names and addresses appear in the information preserved at the time by the Trustee in accordance with Section 7.02
(a)) for which it acts as the Trustee, as hereinafter provided, a brief report with respect to the character and amount of any advances (and if the Trustee elects so to state, the circumstances surrounding the making thereof) made by the Trustee (as such) since the date of the last report transmitted pursuant to subsection (a) of this Section (or if no such report has yet been so transmitted, since the date of execution of this instrument) for the reimbursement of which it claims or may claim a lien or charge, prior to that of the Debt Securities of such series, on property or funds held or collected by it as Trustee, and which it has not previously reported pursuant to this subsection, except that the Trustee for each series shall not be required (but may elect) to report such advances if such advances remaining unpaid at any time aggregate 10% or less of the principal amount of the Debt Securities of such series Outstanding at such time, such report to be transmitted within 90 days after such time.

                  (c) Reports pursuant to this Section 7.03 shall be transmitted by mail:

                  (1) to all Holders of Registered Securities, as the names and addresses of such Holders of Registered Securities appear in the Security Register; and

                  (2)      except in the cases of reports pursuant to subsection
         (b) of this Section 7.03, to each Holder of a Debt Security of any series whose name and address appear in the information preserved at the time by the Trustee in accordance with Section 7.02(a).

                  (d) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which any Debt Securities of such series are listed, with the Commission and also with the Company. The Company will notify the Trustee when any series of Debt Securities are listed on any stock exchange.

         SECTION 7.04. REPORTS BY COMPANY.

                  Unless otherwise specified with respect to a particular series of Debt Securities pursuant to Section 3.01, the Company will:

                  (1) file with the Trustee, within 15 days after the Company is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Company may be required to file with the Commission pursuant to Section 13 or
         Section 15(d) of the Exchange Act. Notwithstanding that the Company may not be required to remain subject to the reporting requirements of
         Section 13 or 15(d) of the Exchange Act or otherwise report on an annual and quarterly basis on forms provided for such annual and quarterly reporting pursuant to rules and regulations promulgated by the Commission, the Company shall continue to file with the Commission and provide the

                                       57                       Senior Indenture

         Trustee and the Holders of each series of Debt Securities with, without cost to each Holder, (a) within 90 days after the end of each fiscal year, annual reports on Form 10-K (or any successor or comparable form) containing the information required to be contained therein (or required in such successor or comparable form); (b) within 45 days after the end of each of the first three fiscal quarters of each fiscal year, reports on Form 10-Q (or any successor or comparable form); and
         (c) promptly from time to time after the occurrence of an event required to be therein reported, such other reports on Form 8-K (or any successor or comparable form) containing the information required (other than pursuant to Item 9 of such report) to be contained therein (or required in any successor or comparable form); provided, however, that the Company shall not be obligated to file such reports with the Commission if the Commission does not permit such filings. The Company will in all cases, without cost to each recipient, provide copies of such information to the Holders of the Debt Securities of each series and, if they are not permitted to file such reports with the Commission, shall make available information to prospective purchasers and to securities analysts and broker-dealers upon their request;

                  (2) file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

                  (3) transmit to all Holders of Debt Securities, in the manner and to the extent provided in Section 7.03, within 30 days after the filing thereof with the Trustee, such summaries of any information, documents and reports required to be filed by the Company pursuant to paragraphs (1) and (2) of this Section as may be required by rules and regulations prescribed from time to time by the Commission.

                                  ARTICLE EIGHT
                             CONCERNING THE HOLDERS

         SECTION 8.01. ACTS OF HOLDERS.

                  Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent or proxy duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee, and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "ACT" of the Holders signing such instrument or instruments. Whenever in this Indenture it is provided that the Holders of a specified percentage in aggregate principal amount of the Outstanding Debt Securities of any series may take any Act, the fact that the Holders of such specified percentage have joined therein may be evidenced (a) by the instrument or instruments executed by Holders in person or by agent or proxy appointed in writing, or (b) by the record of Holders voting in favor thereof at any meeting of such Holders duly called and held in accordance with the provisions of Article Nine, or (c) by a combination of such instrument or instruments and any such record of such a meeting of Holders.

                                       58                       Senior Indenture

         SECTION 8.02. PROOF OF OWNERSHIP; PROOF OF EXECUTION OF INSTRUMENTS BY
                       HOLDER.

                  The ownership of Registered Securities of any series shall be proved by the Security Register for such series or by a certificate of the Security Registrar for such series.

                  Subject to the provisions of Sections 6.01, 6.03 and 9.05, proof of the execution of any instrument by a Holder or such Holder's agent shall be sufficient if made in accordance with such reasonable rules and regulations as may be prescribed by the Trustee or in such manner as shall be satisfactory to the Trustee.

                  The record of any Holders' meeting shall be proved in the manner provided in Section 9.06.

                  The Trustee may in any instance require further proof with respect to any of the matters referred to in this Section so long as the request is a reasonable one.

         SECTION 8.03. PERSONS DEEMED OWNERS.

                  The Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name any Registered Security is registered as the owner of such Registered Security for the purpose of receiving payment of the principal of (and premium, if any) and (subject to Section 3.07) interest, if any, on such Registered Security and for all other purposes whatsoever, whether or not such Registered Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary. All payments made to any Holder, or upon his order, shall be valid, and, to the extent of the sum or sums paid, effectual to satisfy and discharge the liability for moneys payable upon such Debt Security.

         SECTION 8.04. REVOCATION OF CONSENTS; FUTURE HOLDERS BOUND.

                  At any time prior to (but not after) the evidencing to the Trustee, as provided in Section 8.01, of the taking of any Act by the Holders of the percentage in aggregate principal amount of the Outstanding Debt Securities specified in this Indenture in connection with such Act, any Holder of a Debt Security the number, letter or other distinguishing symbol of which is shown by the evidence to be included in the Debt Securities the Holders of which have consented to such Act may, by filing written notice with the Trustee at the Corporate Trust Office and upon proof of ownership as provided in Section 8.02, revoke such Act so far as it concerns such Debt Security. Except as aforesaid, any such Act taken by the Holder of any Debt Security shall be conclusive and binding upon such Holder and, subject to the provisions of Section 5.08, upon all future Holders of such Debt Security and of any Debt Securities issued on transfer or in lieu thereof or in exchange or substitution therefor, irrespective of whether or not any notation in regard thereto is made upon such Debt Security or such other Debt Securities.

                                  ARTICLE NINE
                                HOLDERS' MEETINGS

         SECTION 9.01. PURPOSES OF MEETINGS.

                  A meeting of Holders of any or all series may be called at any time and from time to time pursuant to the provisions of this Article Nine for any of the following purposes:

                                       59                       Senior Indenture

                  (1) to give any notice to the Company or to the Trustee for such series, or to give any directions to the Trustee for such series, or to consent to the waiving of any default hereunder and its consequences, or to take any other action authorized to be taken by Holders pursuant to any of the provisions of Article Five;

                  (2) to remove the Trustee for such series and appoint a successor Trustee pursuant to the provisions of Article Six;

                  (3) to consent to the execution of an indenture or indentures supplemental hereto pursuant to the provisions of Section 11.02; or

                  (4) to take any other action authorized to be taken by or on behalf of the Holders of any specified aggregate principal amount of the Outstanding Debt Securities of any one or more or all series, as the case may be, under any other provision of this Indenture or under applicable law.

         SECTION 9.02. CALL OF MEETINGS BY TRUSTEE.

                  The Trustee for any series may at any time call a meeting of Holders of such series to take any action specified in Section 9.01, to be held at such time or times and at such place or places as the Trustee for such series shall determine. Notice of every meeting of the Holders of any series, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given to Holders of such series in the manner and to the extent provided in Section 1.05. Such notice shall be given not less than 10 days nor more than 90 days prior to the date fixed for the meeting.

         SECTION 9.03. CALL OF MEETINGS BY COMPANY OR HOLDERS

                  In case at any time the Company, pursuant to a Board Resolution, or the Holders of at least 10% in aggregate principal amount of the Outstanding Debt Securities of a series or of all series, as the case may be, shall have requested the Trustee for such series to call a meeting of Holders of any or all such series by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have given the notice of such meeting within 10 days after the receipt of such request, then the Company or such Holders may determine the time or times and the place or places for such meetings and may call such meetings to take any action authorized in Section 9.01, by giving notice thereof as provided in Section 9.02.

         SECTION 9.04. QUALIFICATIONS FOR VOTING.

                  To be entitled to vote at any meeting of Holders a Person shall be (a) a Holder of a Debt Security of the series with respect to which such meeting is being held or (b) a Person appointed by an instrument in writing as agent or proxy by such Holder. The only Persons who shall be entitled to be present or to speak at any meeting of Holders shall be the Persons entitled to vote at such meeting and their counsel and any representatives of the Trustee for the series with respect to which such meeting is being held and its counsel and any representatives of the Company and its counsel.

                                       60                       Senior Indenture

         SECTION 9.05. REGULATIONS.

                  Notwithstanding any other provisions of this Indenture, the Trustee for any series may make such reasonable regulations as it may deem advisable for any meeting of Holders of such series, in regard to proof of the holding of Debt Securities of such series and of the appointment of proxies, and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall deem appropriate.

                  The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Company or by Holders of such series as provided in Section 9.03, in which case the Company or the Holders calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by a majority vote of the meeting.

                  Subject to the provisos in the definition of "Outstanding," at any meeting each Holder of a Debt Security of the series with respect to which such meeting is being held or proxy therefor shall be entitled to one vote for each $1,000 principal amount (or such other amount as shall be specified as contemplated by Section 3.01) of Debt Securities of such series held or represented by him; provided, however, that no vote shall be cast or counted at any meeting in respect of any Debt Security challenged as not Outstanding and ruled by the chairman of the meeting to be not Outstanding. The chairman of the meeting shall have no right to vote other than by virtue of Outstanding Debt Securities of such series held by him or instruments in writing duly designating him as the person to vote on behalf of Holders of Debt Securities of such series. Any meeting of Holders with respect to which a meeting was duly called pursuant to the provisions of Section 9.02 or 9.03 may be adjourned from time to time by a majority of such Holders present and the meeting may be held as so adjourned without further notice.

         SECTION 9.06. VOTING.

                  The vote upon any resolution submitted to any meeting of Holders with respect to which such meeting is being held shall be by written ballots on which shall be subscribed the signatures of such Holders or of their representatives by proxy and the serial number or numbers of the Debt Securities held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record in duplicate of the proceedings of each meeting of Holders shall be taken and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was transmitted as provided in Section 9.02. The record shall show the serial numbers of the Debt Securities voting in favor of or against any resolution. The record shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one of the duplicates shall be delivered to the Company and the other to the Trustee to be preserved by the Trustee.

                  Any record so signed and verified shall be conclusive evidence of the matters therein stated.

                                       61                       Senior Indenture

         SECTION 9.07. NO DELAY OF RIGHTS BY MEETING.

                  Nothing contained in this Article Nine shall be deemed or construed to authorize or permit, by reason of any call of a meeting of Holders or any rights expressly or impliedly conferred hereunder to make such call, any hindrance or delay in the exercise of any right or rights conferred upon or reserved to the Trustee or to any Holder under any of the provisions of this Indenture or of the Debt Securities of any series.

                                  ARTICLE TEN
              CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

         SECTION 10.01. COMPANY MAY CONSOLIDATE, ETC., ONLY ON CERTAIN TERMS.

                  The Company shall not consolidate with or merge with or into or wind up into (whether or not the Company is the surviving corporation) or sell, assign, convey, transfer or lease its properties and assets as an entirety or substantially as an entirety to any Person, unless:

                  (1) the corporation formed by such consolidation or into which the Company is merged or wound up or the Person which acquires by sale, assignment, conveyance or transfer, or which leases, the properties and assets of the Company as an entirety or substantially as an entirety (the "successor corporation") shall be a corporation organized and existing under the laws of the United States or any State or territory thereof or the District of Columbia and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form reasonably satisfactory to the Trustee, the due and punctual payment of the principal of (and premium, if any) and interest on all the Debt Securities and the performance of every covenant of this Indenture on the part of the Company to be performed or observed;

                  (2) immediately after giving effect to such transaction, no Event of Default, and no event which, after notice or lapse of time, or both, would become an Event of Default, shall have happened and be continuing;

                  (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel each stating that such consolidation, merger, conveyance, transfer or lease and such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with; and

                  (4)      such other conditions as may be specified under
         Section 3.01 with respect to any series of Debt Securities.

         SECTION 10.02. SUCCESSOR CORPORATION SUBSTITUTED.

                  In the case of any consolidation, merger or winding up, or sale, assignment, conveyance, transfer or lease of the properties and assets of the Company as an entirety or substantially as an entirety, in each case in accordance with Section 10.01, the successor corporation shall succeed to, and be substituted for (so that from and after the date of such consolidation, merger, wind up, sale, assignment, conveyance, transfer or lease, the provisions of this Indenture that refer to the "Company" shall refer to such successor corporation and not the Company), and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor corporation had been named as the Company herein; and the

                                       62                       Senior Indenture

Company shall be released from all liabilities and obligations, and relieved of any further obligations, under this Indenture and the Debt Securities.

                                 ARTICLE ELEVEN
                             SUPPLEMENTAL INDENTURES

         SECTION 11.01. SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF HOLDERS.

                  Without the consent of any Holders, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

                  (1) to evidence the succession of another corporation to the rights of the Company and the assumption by such successor of the covenants of the Company contained herein and in the Debt Securities; or

                  (2) to add to the covenants of the Company, for the benefit of the Holders of all or any series of Debt Securities (and if such covenants are to be for the benefit of less than all series, stating that such covenants are expressly being included solely for the benefit of such series), or to surrender any right or power herein conferred upon the Company; or

                  (3) to add any additional Events of Default (and if such Events of Default are to be applicable to less than all series, stating that such Events of Default are expressly being included solely to be applicable to such series); or

                  (4) to change or eliminate any of the provisions of this Indenture, provided that any such change or elimination shall become effective only when there is no Outstanding Debt Security of any series created prior to the execution of such supplemental indenture which is entitled to the benefit of such provision and as to which such supplemental indenture would apply; or

                  (5) to secure the Debt Securities or to provide that any of the Company's obligations under any series of the Debt Securities shall be guaranteed and the terms and conditions for the release or substitution of such security or guarantee; or

                  (6) to supplement any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the defeasance and discharge of any series of Debt Securities pursuant to Article Four or Fifteen, provided that any such action shall not adversely affect the interests of the Holders of Debt Securities of such series or any other series of Debt Securities in any material respect; or

                  (7) to establish the form or terms of Debt Securities of any series as permitted by Sections 2.01 and 3.01; or

                  (8) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to one or more series of Debt Securities and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 6.11; or

                                       63                       Senior Indenture

                  (9) to cure any ambiguity, to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein, to eliminate any conflict between the terms hereof and the Trust Indenture Act or to make any other provisions with respect to matters or questions arising under this Indenture which shall not be inconsistent with any provision of this Indenture; provided such other provisions shall not adversely affect the interests of the Holders of Outstanding Debt Securities of any series created prior to the execution of such supplemental indenture in any material respect.

         SECTION 11.02. SUPPLEMENTAL INDENTURES WITH CONSENT OF HOLDERS.

                  With the written consent of the Holders of not less than a majority in principal amount of the Outstanding Debt Securities of each series affected by such supplemental indenture voting separately, by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders under this Indenture of such Debt Securities; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Debt Security of each such series affected thereby,

                  (1) conflict with the required provisions of the Trust Indenture Act;

                  (2) except as specifically provided with respect to any series of Debt Securities pursuant to Section 3.01, (a) change the Stated Maturity of the principal of, or installment of interest, if any, on, any Debt Security, (b) reduce the principal amount thereof or the interest thereon or any premium payable upon redemption thereof (provided that a requirement to offer to repurchase Debt Securities shall not be deemed a redemption for this purpose), (c) change the Currency or Currencies in which the principal of (and premium, if any) or interest on such Debt Security is denominated or payable, (d) reduce the amount of the principal of a Discount Security that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 5.02, (e) reduce the amount of, or postpone the date fixed for, any payment under any sinking fund or analogous provisions for any Debt Security, (f) impair the right to institute suit for the enforcement of any payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption
         Date), or (g) adversely affect the right to convert any Debt Security into shares of Common Stock of the Company as may be provided pursuant to Section 3.01; or

                  (3) reduce the percentage in aggregate principal amount of the Outstanding Debt Securities of any series, the consent of whose Holders is required for any supplemental indenture, or the consent of whose Holders is required for any waiver of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences provided for in this Indenture; or

                  (4)      modify any of the provisions of this Section, Section
         5.13 or Section 12.06, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Debt Security of each series affected thereby; provided, however, that this clause shall not be deemed to require the consent of any Holder with respect to changes in the references to "the Trustee" and concomitant changes in this

                                       64                       Senior Indenture

         Section and Section 12.06, or the deletion of this proviso, in accordance with the requirements of Sections 6.11 and 11.01(6).

                  It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

                  A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture with respect to one or more particular series of Debt Securities or which modifies the rights of the Holders of Debt Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Debt Securities of any other series.

         SECTION 11.03. EXECUTION OF SUPPLEMENTAL INDENTURES.

                  In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 6.01) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which adversely affects the Trustee's own rights, duties or immunities under this Indenture or otherwise in a material way.

         SECTION 11.04. EFFECT OF SUPPLEMENTAL INDENTURES.

                  Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Debt Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

         SECTION 11.05. CONFORMITY WITH TRUST INDENTURE ACT.

                  Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act as then in effect.

         SECTION 11.06. REFERENCE IN DEBT SECURITIES TO SUPPLEMENTAL INDENTURES.

                  Debt Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Debt Securities of any series so modified as to conform, in the opinion of the Trustee and the Board of Directors, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Debt Securities of such series.

         SECTION 11.07. NOTICE OF SUPPLEMENTAL INDENTURE.

                  Promptly after the execution by the Company and the appropriate Trustee of any supplemental indenture pursuant to Section 11.02, the Company shall transmit, in the manner and to the extent provided in Section 1.05, to all Holders of any series of the Debt Securities affected thereby, a notice setting forth in general terms the substance of such supplemental indenture.

                                       65                       Senior Indenture

                                 ARTICLE TWELVE
                                    COVENANTS

         SECTION 12.01. PAYMENT OF PRINCIPAL, PREMIUM AND INTEREST.

                  The Company, for the benefit of each series of Debt Securities, will duly and punctually pay or cause to be paid the principal of, and premium, if any, and interest on, each of the Debt Securities at the place, at the respective times and in the manner provided herein. Each installment of interest on the Debt Securities may at the Company's option be paid by mailing checks for such interest payable to the Person entitled thereto to the address of such Person as it appears on the Security Register.

         SECTION 12.02. OFFICER'S CERTIFICATE AS TO DEFAULT.

                  Unless otherwise specifically provided for with respect to any series of Debt Securities under Section 3.01, the Company will deliver to the Trustee, on or before a date not more than four months after the end of each fiscal year of the Company (which on the date hereof is the calendar year) ending after the date hereof, a certificate of the principal executive officer, principal financial officer or principal accounting officer of the Company stating whether or not to the best knowledge of the signer thereof the Company is in compliance with all covenants and conditions under this Indenture, and, if the Company shall be in default, specifying all such defaults and the nature thereof of which such signer may have knowledge. For purposes of this Section, such compliance shall be determined without regard to any period of grace or requirement of notice provided under this Indenture.

         SECTION 12.03. MAINTENANCE OF OFFICE OR AGENCY.

                  If Debt Securities of a series are issuable only as Registered Securities, the Company will maintain in each Place of Payment for such series an office or agency where Debt Securities of that series may be presented or surrendered for payment, where Debt Securities of that series may be surrendered for registration of transfer or exchange, where Debt Securities of that series that are convertible may be surrendered for conversion, if applicable, and where notices and demands to or upon the Company in respect of the Debt Securities of that series and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all presentations, surrenders, notices and demands.

                  The Company may also from time to time designate different or additional offices or agencies to be maintained for such purposes (in or outside of such Place of Payment), and may from time to time rescind any such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligations described in the preceding paragraph. The Company will give prompt written notice to the Trustee of any such additional designation or rescission of designation and any change in the location of any such different or additional office or agency.

                                       66                       Senior Indenture

         SECTION 12.04. MONEY FOR DEBT SECURITIES; PAYMENTS TO BE HELD IN TRUST.

                  If the Company shall at any time act as its own Paying Agent with respect to any series of Debt Securities, it will, on or before each due date of the principal of (and premium, if any) or interest on any of the Debt Securities of such series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal (and premium, if any) or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided, and will promptly notify the Trustee of its action or failure so to act.

                  Whenever the Company shall have one or more Paying Agents with respect to any series of Debt Securities, it will, by or on each due date of the principal (and premium, if any) or interest on any Debt Securities of such series, deposit with any such Paying Agent a sum sufficient to pay the principal (and premium, if any) or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled thereto, and (unless any such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

                  The Company will cause each Paying Agent with respect to any series of Debt Securities other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

                  (1) hold all sums held by it for the payment of the principal of (and premium, if any) or interest on Debt Securities of such series in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

                  (2) give the Trustee notice of any default by the Company (or any other obligor upon the Debt Securities of such series) in the making of any payment of principal (and premium, if any) or interest on the Debt Securities of such series; and

                  (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

                  The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by a Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

                  Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of (and premium, if any) or interest on any Debt Security of any series and remaining unclaimed for two years after such principal (and premium, if any) or interest has become due and payable shall be paid to the Company upon a Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Debt Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be transmitted in the manner and to

                                       67                       Senior Indenture
the extent provided by Section 1.05, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such notification, any unclaimed balance of such money then remaining will be repaid to the Company.

         SECTION 12.05. CORPORATE EXISTENCE.

                  Subject to Article Ten, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence, rights (charter and statutory) and franchises; provided, however, that the Company shall not be required to preserve any such right or franchise if the Company shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company.

         SECTION 12.06. WAIVER OF CERTAIN COVENANTS.

                  The Company may omit in any particular instance to comply with any term, provision or condition set forth in Section 12.05 (and, if so specified pursuant to Section 3.01, any other covenant not set forth herein and specified pursuant to Section 3.01 to be applicable to the Securities of any series, except as otherwise provided pursuant to Section 3.01) with respect to the Debt Securities of any series if before the time for such compliance the Holders of at least a majority in principal amount of the Outstanding Debt Securities of such series shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such term, provision or condition, but no such waiver shall extend to or affect such term, provision or condition except to the extent expressly so waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such term, provision or condition shall remain in full force and effect.

                                ARTICLE THIRTEEN
                          REDEMPTION OF DEBT SECURITIES

         SECTION 13.01. APPLICABILITY OF ARTICLE.

                  Debt Securities of any series which are redeemable before their Maturity shall be redeemable in accordance with their terms and (except as otherwise specified pursuant to Section 3.01 for Debt Securities of any series) in accordance with this Article.

         SECTION 13.02. ELECTION TO REDEEM; NOTICE TO TRUSTEE.

                  The election of the Company to redeem (or, in the case of Discount Securities, to permit the Holders to elect to surrender for redemption) any Debt Securities shall be evidenced by a Board Resolution. In case of any redemption at the election of the Company of less than all of the Debt Securities of any series pursuant to Section 13.03, the Company shall, at least 30 days before the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date and of the principal amount of Debt Securities of such series to be redeemed. In the case of any redemption of Debt Securities prior to the expiration of any restriction on such redemption provided in the terms of such Debt Securities or elsewhere in this Indenture, the Company shall furnish the Trustee with an Officers' Certificate evidencing compliance with such restrictions.

                                       68                       Senior Indenture

         SECTION 13.03. SELECTION BY TRUSTEE OF DEBT SECURITIES TO BE REDEEMED.

                  Except in the case of a redemption in whole of Registered Securities of such series, if less than all the Debt Securities of any series are to be redeemed at the election of the Company, the particular Debt Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Debt Securities of such series not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions (equal to the minimum authorized denomination for Debt Securities of such series or any integral multiple thereof) of the principal amount of Debt Securities of such series in a denomination larger than the minimum authorized denomination for Debt Securities of such series pursuant to Section 3.02 in the Currency in which the Debt Securities of such series are denominated. The portions of the principal amount of Debt Securities so selected for partial redemption shall be equal to the minimum authorized denominations for Debt Securities of such series pursuant to Section 3.02 in the Currency in which the Debt Securities of such series are denominated or any integral multiple thereof, except as otherwise set forth in the applicable form of Debt Securities. In any case when more than one Registered Security of such series is registered in the same name, the Trustee in its discretion may treat the aggregate principal amount so registered as if it were represented by one Registered Security of such series.

                  The Trustee shall promptly notify the Company in writing of the Debt Securities selected for redemption and, in the case of any Debt Securities selected for partial redemption, the principal amount thereof to be redeemed.

                  For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Debt Securities shall relate, in the case of any Debt Security redeemed or to be redeemed only in part, to the portion of the principal amount of such Debt security which has been or is to be redeemed.

         SECTION 13.04. NOTICE OF REDEMPTION.

                  Notice of redemption shall be given by the Company, or at the Company's request, by the Trustee in the name and at the expense of the Company, not less than 30 days and not more than 60 days prior to the Redemption Date to the Holders of Debt Securities of any series to be redeemed in whole or in part pursuant to this Article Thirteen, in the manner provided in Section 1.05. Any notice so given shall be conclusively presumed to have been duly given, whether or not the Holder receives such notice. Failure to give such notice, or any defect in such notice to the Holder of any Debt Security of a series designated for redemption, in whole or in part, shall not affect the sufficiency of any notice of redemption with respect to the Holder of any other Debt Security of such series.

                  All notices of redemption shall state:

                  (1)      the Redemption Date,

                  (2)      the Redemption Price,

                  (3) that Debt Securities of such series are being redeemed by the Company pursuant to provisions contained in this Indenture or the terms of the Debt Securities of such series or a supplemental indenture establishing such series, if such be the case, together with a brief statement of the facts permitting such redemption,

                                       69                       Senior Indenture

                  (4) if less than all Outstanding Debt Securities of any series are to be redeemed, the identification (and, in the case of partial redemption, the principal amounts) of the particular Debt Securities to be redeemed,

                  (5) that on the Redemption Date the Redemption Price will become due and payable upon each such Debt Security to be redeemed, and that interest thereon, if any, shall cease to accrue on and after said date,

                  (6) the Place or Places of Payment where such Debt Securities are to be surrendered for payment of the Redemption Price, and

                  (7) that the redemption is for a sinking fund, if such is the case.

         SECTION 13.05. DEPOSIT OF REDEMPTION PRICE.

                  On or prior to the Redemption Date for any Debt Securities, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 12.04) an amount of money in the Currency or Currencies in which such Debt Securities are denominated (except as provided pursuant to Section 3.01) sufficient to pay the Redemption Price of such Debt Securities or any portions thereof which are to be redeemed on that date.

         SECTION 13.06. DEBT SECURITIES PAYABLE ON REDEMPTION DATE.

                  Notice of redemption having been given as aforesaid, any Debt Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price in the Currency in which the Debt Securities of such series are payable (except as otherwise specified pursuant to Section 3.01 or 3.10), and from and after such date (unless the Company shall default in the payment of the Redemption Price) such Debt Securities shall cease to bear interest. Upon surrender of any such Debt Security for redemption in accordance with said notice, such Debt Security shall be paid by the Company at the Redemption Price; provided, however, that, unless otherwise specified as contemplated by Section 3.01, installments of interest on Registered Securities which have a Stated Maturity on or prior to the Redemption Date for such Debt Securities shall be payable according to the terms of such Debt Securities and the provisions of Section 3.07.

                  If any Debt Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal (and premium, if any) shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in the Debt Security.

         SECTION 13.07. DEBT SECURITIES REDEEMED IN PART.

                  Any Debt Security which is to be redeemed only in part shall be surrendered at the Corporate Trust Office or such other office or agency of the Company as is specified pursuant to Section 3.01 with, if the Company, the Security Registrar or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company, the Security Registrar and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing, and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Debt Security without service charge, a new Debt Security or Debt Securities of the same series, of like tenor and form, of any authorized denomination as requested by such Holder in aggregate principal amount equal to and in exchange for the unredeemed

                                       70                       Senior Indenture
portion of the principal of the Debt Security so surrendered. In the case of a Debt Security providing appropriate space for such notation, at the option of the Holder thereof, the Trustee, in lieu of delivering a new Debt Security or Debt Securities as aforesaid, may make a notation on such Debt Security of the payment of the redeemed portion thereof.

                                ARTICLE FOURTEEN
                                  SINKING FUNDS

         SECTION 14.01. APPLICABILITY OF ARTICLE.

                  The provisions of this Article shall be applicable to any sinking fund for the retirement of Debt Securities of a series except as otherwise specified pursuant to Section 3.01 for Debt Securities of such series.

                  The minimum amount of any sinking fund payment provided for by the terms of Debt Securities of any series is herein referred to as a "mandatory sinking fund payment," and any payment in excess of such minimum amount provided for by the terms of Debt Securities of any series is herein referred to as an "optional sinking fund payment." If provided for by the terms of Debt Securities of any series, the amount of any cash sinking fund payment may be subject to reduction as provided in Section 14.02. Each sinking fund payment shall be applied to the redemption of Debt Securities of any series as provided for by the terms of Debt Securities of such series.

         SECTION 14.02. SATISFACTION OF MANDATORY SINKING FUND PAYMENTS WITH
                        DEBT SECURITIES.

                  In lieu of making all or any part of a mandatory sinking fund payment with respect to any Debt Securities of a series in cash, the Company may at its option, at any time no more than sixteen months and no less than 45 days prior to the date on which such sinking fund payment is due, deliver to the Trustee Debt Securities of such series theretofore purchased or otherwise acquired by the Company, except Debt Securities of such series which have been redeemed through the application of mandatory sinking fund payments pursuant to the terms of the Debt Securities of such series, accompanied by a Company Order instructing the Trustee to credit such obligations and stating that the Debt Securities of such series were originally issued by the Company by way of bona fide sale or other negotiation for value, provided that such Debt Securities shall not have been previously so credited. Such Debt Securities shall be received and credited for such purpose by the Trustee at the Redemption Price specified in such Debt Securities for redemption through operation of the sinking fund and the amount of such mandatory sinking fund payment shall be reduced accordingly.

         SECTION 14.03. REDEMPTION OF DEBT SECURITIES FOR SINKING FUND.

                  Not less than 60 days prior to each sinking fund payment date for any series of Debt Securities (unless a shorter period shall be satisfactory to the Trustee), the Company will deliver to the Trustee an Officers' Certificate specifying the amount of the next ensuing sinking fund payment for that series pursuant to the terms of that series, the portion thereof, if any, which is to be satisfied by payment of cash in the Currency or Currencies in which the Debt Securities of such series are denominated (except as provided pursuant to Section 3.01) and the portion thereof, if any, which is to be satisfied by delivering and crediting Debt Securities of such series pursuant to
Section 14.02 and whether the Company intends to exercise its rights to make a permitted optional sinking fund payment with respect to such series. Such certificate shall be

                                       71                       Senior Indenture
irrevocable and upon its delivery the Company shall be obligated to make the cash payment or payments therein referred to, if any, on or before the next succeeding sinking fund payment date. In the case of the failure of the Company to deliver such certificate, the sinking fund payment due on the next succeeding sinking fund payment date for such series shall be paid entirely in cash and shall be sufficient to redeem the principal amount of the Debt Securities of such series subject to a mandatory sinking fund payment without the right to deliver or credit Debt Securities as provided in Section 14.02 and without the right to make any optional sinking fund payment with respect to such series at such time.

                  Any sinking fund payment or payments (mandatory or optional) made in cash plus any unused balance of any preceding sinking fund payments made with respect to the Debt Securities of any particular series shall be applied by the Trustee (or by the Company if the Company is acting as its own Paying Agent) on the sinking fund payment date on which such payment is made (or, if such payment is made before a sinking fund payment date, on the sinking fund payment date immediately following the date of such payment) to the redemption of Debt Securities of such series at the Redemption Price specified in such Debt Securities with respect to the sinking fund. Any sinking fund moneys not so applied or allocated by the Trustee (or by the Company if the Company is acting as its own Paying Agent) to the redemption of Debt Securities shall be added to the next sinking fund payment received by the Trustee (or if the Company is acting as its own Paying Agent, segregated and held in trust as provided in
Section 12.04) for such series and, together with such payment (or such amount so segregated) shall be applied in accordance with the provisions of this Section. Any and all sinking fund moneys with respect to the Debt Securities of any particular series held by the Trustee (or if the Company is acting as its own Paying Agent, segregated and held in trust as provided in Section 12.04) on the last sinking fund payment date with respect to Debt Securities of such series and not held for the payment or redemption of particular Debt Securities of such series shall be applied by the Trustee (or by the Company if the Company is acting as its own Paying Agent), together with other moneys, if necessary, to be deposited (or segregated) sufficient for the purpose, to the payment of the principal of the Debt Securities of such series at Maturity.

                  The Trustee shall select or cause to be selected the Debt Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 13.03 and the Company shall cause notice of the redemption thereof to be given in the manner provided in Section 13.04. Such notice having been duly given, the redemption of such Debt Securities shall be made upon the terms and in the manner stated in Section 13.06.

                  On or before each sinking fund payment date, the Company shall pay to the Trustee (or, if the Company is acting as its own Paying Agent, the Company shall segregate and hold in trust as provided in Section 12.04) in cash a sum, in the Currency or Currencies in which Debt Securities of such series are denominated (except as provided pursuant to Sections 3.01 or 3.10), equal to the principal and any interest accrued to the Redemption Date for Debt Securities or portions thereof to be redeemed on such sinking fund payment date pursuant to this Section.

                  Neither the Trustee nor the Company shall redeem any Debt Securities of a series with sinking fund moneys or mail any notice of redemption of Debt Securities of such series by operation of the sinking fund for such series during the continuance of a default in payment of interest, if any, on any Debt Securities of such series or of any Event of Default (other than an Event of Default occurring as a consequence of this paragraph) with respect to the Debt Securities of such series, except that if the notice of redemption shall have been provided in accordance with the provisions hereof, the Trustee (or the Company, if the Company is then acting as its own Paying Agent) shall redeem such Debt Securities if cash sufficient for that purpose shall be

                                       72                       Senior Indenture
deposited with the Trustee (or segregated by the Company) for that purpose in accordance with the terms of this Article. Except as aforesaid, any moneys in the sinking fund for such series at the time when any such default or Event of Default shall occur and any moneys thereafter paid into such sinking fund shall, during the continuance of such default or Event of Default, be held as security for the payment of the Debt Securities of such series; provided, however, that in case such default or Event of Default shall have been cured or waived as provided herein, such moneys shall thereafter be applied on or prior to the next sinking fund payment date for the Debt Securities of such series on which such moneys may be applied pursuant to the provisions of this Section.

                                 ARTICLE FIFTEEN
                                   DEFEASANCE

         SECTION 15.01. APPLICABILITY OF ARTICLE.

                  If, pursuant to Section 3.01, provision is made for the defeasance of Debt Securities of a series, and if the Debt Securities of such series are Registered Securities and denominated and payable only in Dollars (except as provided pursuant to Section 3.01), then the provisions of this Article shall be applicable except as otherwise specified pursuant to Section
3.01 for Debt Securities of such series. Defeasance provisions, if any, for Debt Securities denominated in a Foreign Currency or Currencies may be specified pursuant to Section 3.01.

         SECTION 15.02. DEFEASANCE UPON DEPOSIT OF MONEYS OR U.S. GOVERNMENT
                        OBLIGATIONS.

                  At the Company's option, either (a) the Company shall be deemed to have been Discharged (as defined below) from its obligations with respect to Debt Securities of any series ("legal defeasance option"), in which case, payment of the Debt Securities of such defeased series may not be accelerated because of an Event of Default, or (b) the Company shall cease to be under any obligation to comply with any term, provision or condition set forth in Section 10.01 with respect to Debt Securities of any series (and, if so specified pursuant to Section 3.01, any other obligation of the Company or restrictive covenant added for the benefit of such series pursuant to Section 3.01), in which case, payment of the Debt Securities so defeased may not be accelerated because of an Event of Default based upon the non-compliance with, or default of, any such term, provision, condition or covenant ("covenant defeasance option"), in each case at any time after the applicable conditions set forth below have been satisfied:

                  (1) the Company shall have deposited or caused to be deposited irrevocably with the Trustee as trust funds in trust, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of the Debt Securities of such series (i) money in an amount, or (ii) U.S. Government Obligations (as defined below) which through the payment of interest and principal in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, money in an amount, or (iii) a combination of (i) and (ii), sufficient, in the opinion (with respect to (i) and (ii)) of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge each installment of principal (including any mandatory sinking fund payments) of and premium, if any, and interest on, the Outstanding Debt Securities of such series on the dates such installments of interest or principal and premium are due;

                                       73                       Senior Indenture

                  (2) such deposit shall not cause the Trustee with respect to Debt Securities of that series to have a conflicting interest as defined in Section 6.08 and for purposes of the Trust Indenture Act with respect to the Debt Securities of any series;

                  (3) such deposit will not result in a breach of, or constitute a default under, this Indenture or any other material agreement or instrument to which the Company is a party or by which it is bound, or if such breach or default would occur, which is not waived as of, and for all purposes, on and after, the date of such deposit;

                  (4) if the Debt Securities of such series are then listed on any national securities exchange, the Company shall have delivered to the Trustee an Opinion of Counsel or a letter or other document from such exchange to the effect that the Company's exercise of its option under this Section would not cause such Debt Securities to be delisted;

                  (5) no Event of Default or event (including such deposit) which, with notice or lapse of time or both, would become an Event of Default with respect to the Debt Securities of such series shall have occurred and be continuing on the date of such deposit (other than an Event of Default, if any, relating to such series of Debt Securities (and no other series of Debt Securities) which result from the incurrence of indebtedness or the grant of liens securing such indebtedness, all or a portion of the proceeds of which will be applied to such deposit), and, with respect to the legal defeasance option only, no Event of Default under Section 5.01(6) or Section 5.01(7) or event which with the giving of notice or lapse of time, or both, would become an Event of Default under Section 5.01(6) or Section 5.01(7) shall have occurred and be continuing on the 91st day after such date; and

                  (6) the Company shall have delivered to the Trustee an Opinion of Counsel or a ruling from the Internal Revenue Service to the effect that the Holders of the Debt Securities of such series will not recognize income, gain or loss for Federal income tax purposes as a result of such deposit, defeasance or Discharge.

                  Notwithstanding the foregoing, if the Company exercises its covenant defeasance option and an Event of Default under Section 5.01(6) or
Section 5.01(7) or event which with the giving of notice or lapse of time, or both, would become an Event of Default under Section 5.01(6) or Section 5.01(7) shall have occurred and be continuing on the 91st day after the date of such deposit, the obligations of the Company referred to under the definition of covenant defeasance option with respect to such Debt Securities shall be reinstated.

                  "DISCHARGED" means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by, and obligations under, the Debt Securities of such series and to have satisfied all the obligations under this Indenture relating to the Debt Securities of such series (and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same), except (A) the rights of Holders of Debt Securities of such series to receive, from the trust fund described in clause
(1) above, payment of the principal of (and premium, if any) and interest on such Debt Securities when such payments are due, (B) the Company's obligations with respect to the Debt Securities of such series under Sections 3.04, 3.05, 3.06, 12.03 and 15.03 and (C) the rights, powers, trusts, duties and immunities of the Trustee hereunder.

                                       74                       Senior Indenture

                  "U.S. GOVERNMENT OBLIGATIONS" means securities that are (i) direct obligations of the United States for the payment of which its full faith and credit is pledged, or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States, which, in either case under clauses (i) or (ii), are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank or trust company as custodian with respect to any such U.S. Government Obligation or a specific payment of interest on or principal of any such U.S. Government Obligation held by such custodian for the account of the holder of a depository receipt; provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of interest on or principal of the U.S. Government Obligation evidenced by such depository receipt.

         SECTION 15.03. DEPOSITED MONEYS AND U.S. GOVERNMENT, OBLIGATIONS TO BE
                        HELD IN TRUST.

                  All moneys and U.S. Government Obligations deposited with the Trustee pursuant to Section 15.02 in respect of Debt Securities of a series shall be held in trust and applied by it, in accordance with the provisions of such Debt Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Holders of such Debt Securities, of all sums due and to become due thereon for principal (and premium, if any) and interest, if any, but such money need not be segregated from other funds except to the extent required by law.

         SECTION 15.04. REPAYMENT TO COMPANY.

                  The Trustee and any Paying Agent shall promptly pay or return to the Company upon Company Request any moneys or U.S. Government Obligations held by them at any time that are not required for the payment of the principal of (and premium, if any) and interest on the Debt Securities of any series for which money or U.S. Government Obligations have been deposited pursuant to
Section 15.02.

                  The provisions of the last paragraph of Section 12.04 shall apply to any money held by the Trustee or any Paying Agent under this Article that remains unclaimed for two years after the Maturity of any series of Debt Securities for which money or U.S. Government Obligations have been deposited pursuant to Section 15.02.

                                 ARTICLE SIXTEEN
                                   CONVERSION

         SECTION 16.01. APPLICABILITY; CONVERSION PRIVILEGE.

                  Except as otherwise specified pursuant to Section 3.01 for Debt Securities of any series, the provisions of this Article Sixteen shall be applicable to any Debt Securities that are convertible into Common Stock. If so provided pursuant to Section 3.01 with respect to the Debt Securities of any series, the Holder of a Debt Security of such series shall have the right, at such Holder's option, to convert, in accordance with the terms of such series of Debt Securities and this Article Sixteen, all or any part (in a denomination of, unless otherwise specified pursuant to Section 3.01 with respect to Debt Securities of such series (1) $1,000 in principal amount or any integral multiple thereof or (2) in the case of Debt Securities denominated in a Foreign Currency,

                                       75                       Senior Indenture
in a denomination equal to $1,000 or an integral multiple thereof based on the Market Exchange Rate) of such Debt Security into shares of Common Stock or, as to any Debt Securities called for redemption, at any time prior to the time and date fixed for such redemption (unless the Company shall default in the payment of the Redemption Price, in which case such right shall not terminate at such time and date).

         SECTION 16.02. CONVERSION PROCEDURE; CONVERSION PRICE; FRACTIONAL
                        SHARES.

                  (a) Each Debt Security to which this Article is applicable shall be convertible at the office of the Conversion Agent, and at such other place or places, if any, specified in pursuant to Section 3.01 with respect to the Debt Securities of such series, into fully paid and nonassessable shares (calculated to the nearest 1/100th of a share) of Common Stock. The Debt Securities will be converted into shares of Common Stock at the Conversion Price therefor. No payment or adjustment shall be made in respect of dividends on the Common Stock or accrued interest on a converted Debt Security except as described in Section 16.09. The Company may, but shall not be required, in connection with any conversion of Debt Securities, to issue a fraction of a share of Common Stock and, if the Company shall determine not to issue any such fraction, the Company shall, subject to Section 16.03(4), make a cash payment (calculated to the nearest cent) equal to such fraction multiplied by the Closing Price of the Common Stock on the last Trading Day prior to the date of conversion.

                  (b) Before any Holder of a Debt Security shall be entitled to convert the same into Common Stock, such Holder shall surrender such Debt Security duly endorsed to the Company or in blank at the office of the Conversion Agent or at such other place or places, if any, specified pursuant to
Section 3.01, and shall give written notice to the Company at said office or place that he elects to convert the same and shall state in writing therein the principal amount of Debt Securities to be converted and the name or names (with addresses) in which he wishes the certificate or certificates for Common Stock to be issued; provided, however, that no Debt Security or portion thereof shall be accepted for conversion unless the principal amount of such Debt Security or such portion, when added to the principal amount of all other Debt Securities or portions thereof then being surrendered by the Holder thereof for conversion, exceeds the then effective Conversion Price with respect thereto. If more than one Debt Security shall be surrendered for conversion at one time by the same Holder, the number of full shares of Common Stock which shall be deliverable upon conversion shall be computed on the basis of the aggregate principal amount of the Debt Securities (or specified portions thereof to the extent permitted thereby) so surrendered. Subject to the next succeeding sentence, the Company will, as soon as practicable thereafter, issue and deliver at said office or place to such Holder of a Debt Security, or to his nominee or nominees, certificates for the number of full shares of Common Stock to which he shall be entitled as aforesaid, together, subject to the last sentence of paragraph (a) above, with cash in lieu of any fraction of a share to which he would otherwise be entitled. The Company shall not be required to deliver certificates for shares of Common Stock while the stock transfer books for such stock or the Security Register are duly closed for any purpose, but certificates for shares of Common Stock shall be issued and delivered as soon as practicable after the opening of such books or Security Register. A Debt Security shall be deemed to have been converted as of the close of business on the date of the surrender of such Debt Security for conversion as provided above, and the Person or Persons entitled to receive the Common Stock issuable upon such conversion shall be treated for all purposes as the record Holder or Holders of such Common Stock as of the close of business on such date. In case any Debt Security shall be surrendered for partial conversion, the Company shall execute and the Trustee shall authenticate and deliver to or upon the written order of the Holder of the Debt Securities so surrendered, without charge to such Holder (subject to the provisions of Section 16.08), a new Debt Security

                                       76                       Senior Indenture
or Securities in authorized denominations in an aggregate principal amount equal to the unconverted portion of the surrendered Debt Security.

         SECTION 16.03. ADJUSTMENT OF CONVERSION PRICE FOR COMMON STOCK.

                  The Conversion Price with respect to any Debt Security which is convertible into Common Stock shall be adjusted from time to time as follows:

                  (1) In case the Company shall, at any time or from time to time while any of such Debt Securities are outstanding, (i) pay a dividend in shares of its Common Stock to holders of Common Stock, (ii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock, (iii) subdivide its outstanding shares of Common Stock into a greater number of shares of Common Stock or (iv) make a distribution in shares of Common Stock to holders of Common Stock, then the Conversion Price in effect immediately before such action shall be adjusted so that the Holders of such Debt Securities, upon conversion thereof into Common Stock immediately following such event, shall be entitled to receive the kind and amount of shares of capital stock of the Company which they would have owned or been entitled to receive upon or by reason of such event if such Debt Securities had been converted immediately before the record dated (or, if no record date, the effective date) for such event. An adjustment made pursuant to this Section 16.03(1) shall become effective retroactively immediately after the record date in the case of a dividend or distribution and shall become effective retroactively immediately after the effective date in the case of a subdivision or combination. For the purposes of this Section 16.03(1), each Holder of Debt Securities shall be deemed to have failed to exercise any right to elect the kind or amount of securities receivable upon the payment of any such dividend, subdivision, combination or distribution (provided that if the kind or amount of securities receivable upon such dividend, subdivision, combination or distribution is not the same for each non-electing share, then the kind and amount of securities or other property receivable upon such dividend, subdivision, combination or distribution for each non-electing share shall be deemed to be the kind and amount so receivable per share by a plurality of the non-electing shares).

                  (2) In case the Company shall, at any time or from time to time while any of such Debt Securities are outstanding, issue rights or warrants to all holders of shares of its Common Stock entitling them (for a period expiring within 45 days after the record date for such issuance) to subscribe for or purchase shares of Common Stock (or securities convertible into shares of Common Stock) at a price per share less than the Current Market Price of the Common Stock at such record date (treating the price per share of the securities convertible into Common Stock as equal to (x) the sum of (i) the price for a unit of the security convertible into Common Stock and (ii) any additional consideration initially payable upon the conversion of such security into Common Stock divided by (y) the number of shares of Common Stock initially underlying such convertible security), the Conversion Price with respect to such Debt Securities shall be adjusted so that it shall equal the price determined by dividing the Conversion Price in effect immediately prior to the date of issuance of such rights or warrants by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding on the date of issuance of such rights or warrants plus the number of additional shares of Common Stock offered for subscription or purchase (or into which the convertible securities so offered are initially convertible), and the denominator of which shall be the number of shares of Common Stock outstanding on the date of issuance of such rights or warrants plus the

                                       77                       Senior Indenture
         number of shares of additional shares of Common Stock which the aggregate offering price of the total number of shares of securities so offered for subscription or purchase (or the aggregate purchase price of the convertible securities so offered plus the aggregate amount of any additional consideration initially payable upon conversion of such securities into Common Stock) would purchase at such Current Market Price of the Common Stock. Such adjustment shall become effective retroactively immediately after the record date for the determination of stockholders entitled to receive such rights or warrants.

                  (3) In the case the Company shall, at any time or from time to time while any of such Debt Securities are outstanding, distribute to all holders of shares of its Common Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing corporation and the Common Stock is not changed or exchanged) cash, evidences of its indebtedness, securities or assets (excluding (i) regular periodic cash dividends in amounts, if any, determined from time to time by the Board of Directors, (ii) dividends payable in shares of Common Stock for which adjustment is made under Section 16.03(1) or (iii) rights or warrants to subscribe for or purchase securities of the Company (excluding those referred to in Section 16.03(2))), then in each such case the Conversion Price with respect to such Debt Securities determined by dividing the Conversion Price in effect immediately prior to the date of such distribution by a fraction, the numerator of which shall be the Current Market Price of the Common Stock on the record date referred to below, and the denominator of which shall be such Current Market Price of the Common Stock less the then fair market value (as determined by the Board of Directors of the Company, whose determination shall be conclusive) of the portion of the cash or assets or evidences of indebtedness or securities so distributed or of such subscription rights or warrants applicable to one share of Common Stock (provided that such denominator shall never be less than 1.0); provided however, that no adjustment shall be made with respect to any distribution of rights to purchase securities of the Company if a Holder of Debt Securities would otherwise be entitled to receive such rights upon conversion at any time of such Debt Securities into Common Stock unless such rights are subsequently redeemed by the Company, in which case such redemption shall be treated for purposes of this section as a dividend on the Common Stock. Such adjustment shall become effective retroactively immediately after the record date for the determination of stockholders entitled to receive such distribution; and in the event that such distribution is not so made, the Conversion Price shall again be adjusted to the Conversion Price which would then be in effect if such record date had not been fixed.

                  (4) The Company shall be entitled to make such additional adjustments in the Conversion Price, in addition to those required by Sections 16.03(1), 16.03(2), and 16.03(3), as shall be necessary in order that any dividend or distribution of Common Stock, any subdivision, reclassification or combination of shares of Common Stock or any issuance of rights or warrants referred to above shall not be taxable to the holders of Common Stock for United States Federal income tax purposes.

                  (5) In any case in which this Section 16.03 shall require that any adjustment be made effective as of or retroactively immediately following a record date, the Company may elect to defer (but only for five (5) Trading Days following the filing of the statement referred to in Section 16.05) issuing to the Holder of any Debt Securities converted after such record date the shares of Common Stock and other capital stock of the Company issuable upon such conversion over and above the shares of Common Stock

                                       78                       Senior Indenture
         and other capital stock of the Company issuable upon such conversion on the basis of the Conversion Price prior to adjustment; provided, however, that the Company shall deliver to such Holder a due bill or other appropriate instrument evidencing such Holder's right to receive such additional shares upon the occurrence of the event requiring such adjustment.

                  (6) All calculations under this Section 16.03 shall be made to the nearest cent or one-hundredth of a share of security, with one-half cent and 0.005 of a share, respectively, being rounded upward. Notwithstanding any other provision of this Section 16.03, the Company shall not be required to make any adjustment of the Conversion Price unless such adjustment would require an increase or decrease of at least 1% of such price. Any lesser adjustment shall be carried forward and shall be made at the time of and together with the next subsequent adjustment which, together with any adjustment or adjustments so carried forward, shall amount to an increase or decrease of at least 1% in such price. Any adjustments under this Section 16.03 shall be made successively whenever an event requiring such an adjustment occurs.

                  (7) In the event that at any time, as a result of an adjustment made pursuant to this Section 16.03, the Holder of any Debt Security thereafter surrendered for conversion shall become entitled to receive any shares of stock of the Company other than shares of Common Stock into which the Debt Securities originally were convertible, the Conversion Price of such other shares so receivable upon conversion of any such Debt Security shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to Common Stock contained in subparagraphs (1) through (6) of this Section 16.03, and the provisions of Sections 16.01, 16.02 and 16.04 through 16.09 with respect to the Common Stock shall apply on like or similar terms to any such other shares and the determination of the Board of Directors as to any such adjustment shall be conclusive.

                  (8)      No adjustment shall be made pursuant to this Section:
         (i) if the effect thereof would be to reduce the Conversion Price below the par value (if any) of the Common Stock or (ii) subject to Section 16.03(5) hereof, with respect to any Debt Security that is converted prior to the time such adjustment otherwise would be made.

         SECTION 16.04. CONSOLIDATION OR MERGER OF THE COMPANY.

                  In case of either (a) any consolidation or merger to which the Company is a party, other than a merger or consolidation in which the Company is the surviving or continuing corporation and which does not result in a reclassification of, or change (other than a change in par value or from par value to no par value or from no par value to par value, as a result of a subdivision or combination) in, outstanding shares of Common Stock or (b) any sale or conveyance of all or substantially all of the property and assets of the Company to another Person, then each Debt Security then outstanding shall be convertible from and after such merger, consolidation, sale or conveyance of property and assets into the kind and amount of shares of stock or other securities and property (including cash) receivable upon such consolidation, merger, sale or conveyance by a holder of the number of shares of Common Stock into which such Debt Securities would have been converted immediately prior to such consolidation, merger, sale or conveyance, subject to adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article Sixteen (and assuming such holder of Common Stock failed to exercise his rights of election, if any, as to the kind or amount of securities, cash or other property (including cash) receivable upon such consolidation, merger,

                                       79                       Senior Indenture
sale or conveyance (provided that, if the kind or amount of securities, cash or other property (including cash) receivable upon such consolidation, merger, sale or conveyance is not the same for each non-electing share, then the kind and amount of securities, cash or other property (including cash) receivable upon such consolidation, merger, sale or conveyance for each non-electing share shall be deemed to be the kind and amount so receivable per share by a plurality of the non-electing shares or securities)). The Company shall not enter into any of the transactions referred to in clause (a) or (b) of the preceding sentence unless effective provision shall be made so as to give effect to the provisions set forth in this Section 16.04. The provisions of this Section 16.04 shall apply similarly to successive consolidations, mergers, sales or conveyances.

         SECTION 16.05. NOTICE OF ADJUSTMENT.

                  Whenever an adjustment in the Conversion Price with respect to a series of Debt Securities is required:

                  (1) the Company shall forthwith place on file with the Trustee and any Conversion Agent for such Securities a certificate of the Treasurer of the Company, stating the adjusted Conversion Price determined as provided herein and setting forth in reasonable detail such facts as shall be necessary to show the reason for and the manner of computing such adjustment, such certificate to be conclusive evidence that the adjustment is correct; and

                  (2) a notice stating that the Conversion Price has been adjusted and setting forth the adjusted Conversion Price shall forthwith be given by the Company, or at the Company's request, by the Trustee in the name and at the expense of the Company, in the manner provided in Section 1.05. Any notice so given shall be conclusively presumed to have been duly given, whether or not the Holder receives such notice.

         SECTION 16.06. NOTICE IN CERTAIN EVENTS.

                  In case:

                  (1) of a consolidation or merger to which the Company is a party and for which approval of any stockholders of the Company is required, or of the sale or conveyance to another Person or entity or group of Persons or entities acting in concert as a partnership, limited partnership, syndicate or other group (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended) of all or substantially all of the property and assets of the Company; or

                  (2) of the voluntary or involuntary dissolution, liquidation or winding up of the Company; or

                  (3) of any action triggering an adjustment of the Conversion Price pursuant to this Article Sixteen;

then, in each case, the Company shall cause to be filed with the Trustee and the Conversion Agent for the applicable Debt Securities, and shall cause to be given, to the Holders of record of applicable Debt Securities in the manner provided in Section 1.05, at least fifteen (15) days prior to the applicable date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of any distribution or grant of rights or warrants triggering an adjustment to the Conversion Price pursuant to this Article Sixteen, or, if a record is not to be taken, the date as

                                       80                       Senior Indenture
of which the holders of record or Common Stock entitled to such distribution, rights or warrants are to be determined, or (y) the date on which any reclassification, consolidation, merger, sale, conveyance, dissolution, liquidation or winding up triggering an adjustment to the Conversion Price pursuant to this Article Sixteen is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reclassification, consolidation, merger, sale, conveyance, dissolution, liquidation or winding up.

                  Failure to give such notice or any defect therein shall not affect the legality or validity of the proceedings described in clause (1), (2), or (3) of this Section.

         SECTION 16.07. COMPANY TO RESERVE STOCK; REGISTRATION; LISTING.

                  (a) The Company shall at all times reserve and keep available, free from preemptive rights, out of its authorized but unissued shares of Common Stock, for the purpose of effecting the conversion of the Debt Securities, such number of its duly authorized shares of Common Stock as shall from time to time be sufficient to effect the conversion of all applicable outstanding Debt Securities into such Common Stock at any time (assuming that, at the time of the computation of such number of shares or securities, all such Debt Securities would be held by a single holder); provided, however, that nothing contained herein shall preclude the Company from satisfying its obligations in respect of the conversion of the Debt Securities by delivery of purchased shares of Common Stock which are held in the treasury of the Company. The Company shall from time to time, in accordance with the laws of the State of Texas, use its commercially reasonable best efforts to cause the authorized amount of the Common Stock to be increased if the aggregate of the authorized amount of the Common Stock remaining unissued and the issued shares of such Common Stock in its treasury (other than any such shares reserved for issuance in any other connection) shall not be sufficient to permit the conversion of all Debt Securities.

                  (b) If any shares of Common Stock which would be issuable upon conversion of Debt Securities hereunder require registration with or approval of any governmental authority before such shares or securities may be issued upon such conversion, the Company will in good faith and as expeditiously as possible endeavor to cause such shares or securities to be duly registered or approved, as the case may be. The Company will endeavor to list the shares of Common Stock required to be delivered upon conversion of the Debt Securities prior to such delivery upon the principal national securities exchange upon which the outstanding Common Stock is listed at the time of such delivery.

         SECTION 16.08. TAXES ON CONVERSION.

                  The Company shall pay any and all documentary, stamp or similar issue or transfer taxes that may be payable in respect of the issue or delivery of shares of Common Stock on conversion of Debt Securities pursuant hereto. The Company shall not, however, be required to pay any such tax which may be payable in respect of any transfer involved in the issue or delivery of shares of Common Stock or the portion, if any, of the Debt Securities which are not so converted in a name other than that in which the Debt Securities so converted were registered, and no such issue or delivery shall be made unless and until the Person requesting such issue has paid to the Company the amount of such tax or has established to the satisfaction of the Company that such tax has been paid.

                                       81                       Senior Indenture

         SECTION 16.09. CONVERSION AFTER RECORD DATE.

                  If any Debt Securities are surrendered for conversion subsequent to the record date preceding an Interest Payment Date but on or prior to such Interest Payment Date (except Debt Securities called for redemption on a Redemption Date between such record date and Interest Payment Date), the Holder of such Debt Securities at the close of business on such record date shall be entitled to receive the interest payable on such Debt Securities on such Interest Payment Date notwithstanding the conversion thereof. Debt Securities surrendered for conversion during the period from the close of business on any record date next preceding any Interest Payment Date to the opening of business on such Interest Payment Date to the opening of business on such Interest Payment Date shall (except in the case of Debt Securities which have been called for redemption on a Redemption Date within such period) be accompanied by payment to the Company and in the Currency acceptable to the Company of an amount equal to the interest payable on such Interest Payment Date on the Debt Securities being surrendered for conversion. Except as provided in this Section 16.09, no adjustments in respect of payments of interest on Debt Securities surrendered for conversion or any dividends or distributions of interest on the Common Stock issued upon conversion shall be made upon the conversion of any Debt Securities.

         SECTION 16.10. COMPANY DETERMINATION FINAL.

                  Any determination that the Company or the Board of Directors must make pursuant to this Article is conclusive.

         SECTION 16.11. TRUSTEE'S DISCLAIMER.

                  The Trustee has no duty to determine when an adjustment under this Article should be made, how it should be made or what it should be. The Trustee makes no representation as to the validity or value of any securities or assets issued upon conversion of Debt Securities. The Trustee shall not be responsible for the Company's failure to comply with this Article. Each Conversion Agent other than the Company shall have the same protection under this Section as the Trustee.

                                ARTICLE SEVENTEEN
                                    GUARANTEE

         SECTION 17.01. APPLICABILITY OF ARTICLE; UNCONDITIONAL GUARANTEE

                  (a) Notwithstanding any provision of this Article Seventeen to the contrary, the provisions of this Article Seventeen shall be applicable only to, and inure solely to the benefit of, the Debt Securities of any series designated, pursuant to Section 3.01, as entitled to the benefits of the guarantee of each Subsidiary of the Company therein designated as guaranteeing such Debt Securities (as used in this Article Seventeen, each such Subsidiary from time to time guaranteeing such Debt Securities, together with its successor and assigns and until it is released therefrom as herein provided, is referred to as a "SUBSIDIARY GUARANTOR").

                  (b) For value received, each Subsidiary Guarantor hereby fully, unconditionally and absolutely guarantees (the "GUARANTEE") to the Holders and to the Trustee the due and punctual payment of the principal of, and premium, if any, and interest on, the Debt Securities and all other amounts due and payable under this Indenture and the Debt Securities by the Company, when and as such principal, premium, if any, and interest shall become due and

                                       82                       Senior Indenture
payable, whether at the stated maturity or by declaration of acceleration, call for redemption or otherwise, according to the terms of the Debt Securities and this Indenture, subject to the limitations set forth in Section 17.03.

                  (c) Failing payment when due of any amount guaranteed pursuant to the Guarantee, for whatever reason, each of the Subsidiary Guarantors will be jointly and severally obligated to pay the same immediately. The Guarantee hereunder is intended to be a general, unsecured, senior obligation of each of the Subsidiary Guarantors and will rank pari passu in right of payment with all Debt of such Subsidiary Guarantor that is not, by its terms, expressly subordinated in right of payment to the Guarantee. Each of the Subsidiary Guarantors hereby agrees that its obligations hereunder, shall be full, unconditional and absolute, irrespective of the validity, regularity or enforceability of the Debt Securities, the Guarantee (including the Guarantee of any other Subsidiary Guarantor) or this Indenture, the absence of any action to enforce the same, any waiver or consent by any Holder of the Debt Securities with respect to any provisions hereof or thereof, the recovery of any judgment against the Company or any other Subsidiary Guarantor, or any action to enforce the same or any other circumstances which might otherwise constitute a legal or equitable discharge or defense of the Subsidiary Guarantors. Each of the Subsidiary Guarantors hereby agrees that in the event of a default in payment of the principal of, or premium, if any, or interest on the Debt Securities, whether at the stated maturity or by declaration of acceleration, call for redemption or otherwise, legal proceedings may be instituted by the Trustee on behalf of the Holders or, subject to Section 5.07, by the Holders, on the terms and conditions set forth in this Indenture, directly against such Subsidiary Guarantor to enforce the Guarantee without first proceeding against the Company or any other Subsidiary Guarantor.

                  (d) The obligations of each of the Subsidiary Guarantors under this Article Seventeen shall be as aforesaid full, unconditional and absolute and shall not be impaired, modified, released or limited by any occurrence or condition whatsoever, including, without limitation, (i) any compromise, settlement, release, waiver, renewal, extension, indulgence or modification of, or any change in, any of the obligations and liabilities of the Company or any of the Subsidiary Guarantors contained in the Debt Securities or this Indenture, (ii) any impairment, modification, release or limitation of the liability of the Company, any of the Subsidiary Guarantors or either of their estates in bankruptcy, or any remedy for the enforcement thereof, resulting from the operation of any present or future provision of any applicable Federal or State bankruptcy, insolvency or similar law, or other statute or from the decision of any court, (iii) the assertion or exercise by the Company, any of the Subsidiary Guarantors or the Trustee of any rights or remedies under the Debt Securities or this Indenture or their delay in or failure to assert or exercise any such rights or remedies, (iv) the assignment or the purported assignment of any property as security for the Debt Securities, including all or any part of the rights of the Company or any of the Subsidiary Guarantors under this Indenture, (v) the extension of the time for payment by the Company or any of the Subsidiary Guarantors of any payments or other sums or any part thereof owing or payable under any of the terms and provisions of the Debt Securities or this Indenture or of the time for performance by the Company or any of the Subsidiary Guarantors of any other obligations under or arising out of any such terms and provisions or the extension or the renewal of any thereof, (vi) the modification or amendment (whether material or otherwise) of any duty, agreement or obligation of the Company or any of the Subsidiary Guarantors set forth in this Indenture, (vii) the voluntary or involuntary liquidation, dissolution, sale or other disposition of all or substantially all of the assets, marshaling of assets and liabilities, receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition or readjustment of, or other similar proceeding affecting, the Company or any of the Subsidiary Guarantors or any of their respective assets, or the disaffirmance of the

                                       83                       Senior Indenture

Debt Securities, the Guarantee or this Indenture in any such proceeding, (viii) the release or discharge of the Company or any of the Subsidiary Guarantors from the performance or observance of any agreement, covenant, term or condition contained in any of such instruments by operation of law, (ix) the unenforceability of the Debt Securities, the Guarantee or this Indenture or (x) any other circumstances which might otherwise constitute a legal or equitable discharge of a surety or guarantor.

                  (e) Each of the Subsidiary Guarantors hereby (i) waives diligence, presentment, demand of payment, filing of claims with a court in the event of the merger, insolvency or bankruptcy of the Company or any of the Subsidiary Guarantors, and all demands whatsoever, (ii) acknowledges that any agreement, instrument or document evidencing the Guarantee may be transferred and that the benefit of its obligations hereunder shall extend to each holder of any agreement, instrument or document evidencing the Guarantee without notice to it and (iii) covenants that the Guarantee will not be discharged except by complete performance of the Guarantee. Each of the Subsidiary Guarantors further agrees that if at any time all or any part of any payment theretofore applied by any Person to the Guarantee is, or must be, rescinded or returned for any reason whatsoever, including without limitation, the insolvency, bankruptcy or reorganization of the Company or any of the Subsidiary Guarantors, the Guarantee shall, to the extent that such payment is or must be rescinded or returned, be deemed to have continued in existence notwithstanding such application, and the Guarantee shall continue to be effective or be reinstated, as the case may be, as though such application had not been made.

                  (f) Each of the Subsidiary Guarantors shall be subrogated to all rights of the Holders and the Trustee against the Company in respect of any amounts paid by such Subsidiary Guarantor pursuant to the provisions of this Indenture, provided, however, that such Subsidiary Guarantor, shall not be entitled to enforce or to receive any payments arising out of, or based upon, such right of subrogation until all of the Debt Securities and the Guarantee shall have been paid in full or discharged.

         SECTION 17.02. EXECUTION AND DELIVERY OF GUARANTEE

                  To further evidence the Guarantee set forth in Section 17.01, each of the Subsidiary Guarantors hereby agrees that a notation relating to such Guarantee, substantially in the form attached hereto as Annex A, shall be endorsed on each Debt Security entitled to the benefits of the Guarantee authenticated and delivered by the Trustee and executed by either manual or facsimile signature of an officer of Subsidiary Guarantor, or in the case of a Subsidiary Guarantor that is a limited partnership, an officer of the general partner of each Subsidiary Guarantor. Each of the Subsidiary Guarantors hereby agrees that the Guarantee set forth in Section 14.01 shall remain in full force and effect notwithstanding any failure to endorse on each Debt Security a notation relating to the Guarantee. If any officer of the Subsidiary Guarantor, or in the case of a Subsidiary Guarantor that is a limited partnership, any officer of the general partner of the Subsidiary Guarantor, whose signature is on this Indenture or a Debt Security no longer holds that office at the time the Trustee authenticates such Debt Security or at any time thereafter, the Guarantee of such Debt Security shall be valid nevertheless. The delivery of any Debt Security by the Trustee, after the authentication thereof hereunder, shall constitute due delivery of the Guarantee set forth in this Indenture on behalf of the Subsidiary Guarantors.

                  The Trustee hereby accepts the trusts in this Indenture upon the terms and conditions herein set forth.

                                       84                       Senior Indenture

         SECTION 17.03. LIMITATION ON SUBSIDIARY GUARANTORS' LIABILITY

                  Each Subsidiary Guarantor and by its acceptance hereof each Holder of a Debt Security entitled to the benefits of the Guarantee hereby confirms that it is the intention of all such parties that the Guarantee by such Subsidiary Guarantor pursuant to its Guarantee not constitute a fraudulent transfer or conveyance for purposes of any Federal or state law. To effectuate the foregoing intention, the Holders of a Debt Security entitled to the benefits of the Guarantee and the Subsidiary Guarantors hereby irrevocably agree that the obligations of each Subsidiary Guarantor under its Guarantee shall be limited to the maximum amount as will, after giving effect to all other contingent and fixed liabilities of such Subsidiary Guarantor and to any collections from or payments made by or on behalf of any other Subsidiary Guarantor in respect of the obligations of such other Subsidiary Guarantor under its Guarantee, result in the obligations of such Subsidiary Guarantor under the Guarantee not constituting a fraudulent conveyance or fraudulent transfer under Federal or state law.

         SECTION 17.04. RELEASE OF SUBSIDIARY GUARANTORS FROM GUARANTEE.

                  (a) Notwithstanding any other provisions of this Indenture, the Guarantee of any Subsidiary Guarantor may be released upon the terms and subject to the conditions set forth in this Section 17.04. Provided that no Default shall have occurred and shall be continuing under this Indenture, any Guarantee incurred by a Subsidiary Guarantor pursuant to this Article Seventeen shall be unconditionally released and discharged (i) automatically upon (A) any sale, exchange or transfer, whether by way of merger or otherwise, to any Person that is not an Affiliate of the Company, of all of the Company's direct or indirect equity interests in, or all or substantially all the assets of, such Subsidiary Guarantor (provided such sale, exchange or transfer is not prohibited by this Indenture) or (B) the merger of such Subsidiary Guarantor into the Company or any other Subsidiary Guarantor or the liquidation and dissolution of such Subsidiary Guarantor (in each case to the extent not prohibited by this Indenture) or (ii) following delivery of a written notice of such release or discharge by the Company to the Trustee, upon the release or discharge of all guarantees by such Subsidiary Guarantor of any indebtedness of the Company for money borrowed other than obligations arising under this Indenture and any Debt Securities issued hereunder, except a discharge or release by or as a result of payment under such guarantees.

                  (b) The Trustee shall deliver an appropriate instrument evidencing any release of a Subsidiary Guarantor from the Guarantee upon receipt of a written request of the Company accompanied by an Officers' Certificate and an Opinion of Counsel to the effect that the Subsidiary Guarantor is entitled to such release in accordance with the provisions of this Indenture. Any Subsidiary Guarantor not so released remains liable for the full amount of principal of (and premium, if any, on) and interest on the Debt Securities entitled to the benefits of such Guarantee as provided in this Indenture, subject to the limitations of Section 17.03.

         SECTION 17.05. SUBSIDIARY GUARANTOR CONTRIBUTION

                  In order to provide for just and equitable contribution among the Subsidiary Guarantors, the Subsidiary Guarantors shall agree, inter se, that in the event any payment or distribution is made by any Subsidiary Guarantor (a "FUNDING GUARANTOR") under its Guarantee, such Funding Guarantor shall be entitled to a contribution from each other Subsidiary Guarantor (if any) in a pro rata amount based on the net assets of each Subsidiary Guarantor (including the Funding Guarantor) for all payments, damages and expenses incurred by that Funding Guarantor

                                       85                       Senior Indenture
in discharging the Company's obligations with respect to the Debt Securities or any other Subsidiary Guarantor's obligations with respect to its Guarantee.

              [THE REMAINDER OF THE PAGE LEFT INTENTIONALLY BLANK]

                                       86                       Senior Indenture

                  IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed and delivered as of the day and year first above written.

                                       THE MERIDIAN RESOURCE CORPORATION

                                       By __________________________________
                                            Name:
                                            Title:

                                       ____________________, as Trustee

                                       By __________________________________
                                            Name:
                                            Title:

                                       87                       Senior Indenture

                                                                         ANNEX A

                              NOTATION OF GUARANTEE

                  Each of the Subsidiary Guarantors (which term includes any successor Person under the Indenture), has fully, unconditionally and absolutely guaranteed, to the extent set forth in the Indenture and subject to the provisions in the Indenture, the due and punctual payment of the principal of, and premium, if any, and interest on the Debt Securities and all other amounts due and payable under the Indenture and the Debt Securities by the Company.

                  The obligations of the Subsidiary Guarantors to the Holders of Debt Securities and to the Trustee pursuant to the Guarantee and the Indenture are expressly set forth in Article Seventeen of the Indenture, and reference is hereby made to the Indenture for the precise terms of the Guarantee. Subsidiary Guarantors are subject to release under circumstances set forth in the Indenture.

                      [SIGNATURES OF SUBSIDIARY GUARANTORS]

                                       88                       Senior Indenture